UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03790

Pear Tree Funds

(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773

(Address of principal executive offices)

Willard L. Umphrey

Pear Tree Advisors, Inc.

55 Old Bedford Road, Lincoln, MA 01773

(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end:	March 31

Date of reporting period:	April 1, 2022 through March 31, 2023

ITEM 1(a): REPORTS TO SHAREOWNERS.

ANNUAL REPORT
MARCH 31, 2023
U.S. EQUITY FUNDS
PEAR TREE POLARIS SMALL CAP FUND
PEAR TREE QUALITY FUND
GLOBAL EQUITY FUND
PEAR TREE ESSEX ENVIRONMENTAL OPPORTUNITIES FUND
INTERNATIONAL EQUITY FUNDS
PEAR TREE AXIOM EMERGING MARKETS WORLD EQUITY FUND
PEAR TREE POLARIS FOREIGN VALUE FUND
PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND
PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

PEAR TREE FUNDS

Important Information About Access to Shareholder Reports
Paper copies of the Pear Tree Funds’ shareholder reports like this one are no longer being sent by mail, unless you specifically request paper copies of the reports from Pear Tree Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already have elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pear Tree Funds or your financial intermediary electronically by contacting your financial intermediary or if you invest directly with Pear Tree Funds, by calling 1-800-326-2151 or logging on to www.peartreefunds.com
You may elect to receive all future reports in paper free of charge. You can inform Pear Tree Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting Pear Tree Funds at 1-800-326-2151 or your financial intermediary. Your election to receive or not receive reports in paper will apply to all funds held with Pear Tree Funds.
Statements Regarding Forward-Looking Information
Pear Tree Funds makes statements in this Annual Shareholders’ Report (this “Shareholders Report”) that are forward-looking statements within the meaning of the federal securities laws. Words, expressions, and statements regarding future periods, such as “believe,” “estimate,” “expect,” “anticipate,” “intend,” “plan,” “seek,” and “may,” are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause any of the Pear Tree Funds’ actual results, performance, or achievements, or industry results, to differ materially from any predictions of future results, performance, or achievements that Pear Tree Funds expresses or implies in this Shareholders Report.
The forward-looking statements included in this Shareholders Report are based upon Pear Tree Funds’ and its investment manager’s and sub-advisers’ current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions. Those conditions and decisions are difficult, and sometimes impossible, to predict accurately and many are beyond the control of Pear Tree Funds, its investment manager and its sub-advisers. Although Pear Tree Funds, its investment manager and its sub-advisers believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, each Pear Tree Fund’s actual results and performance could differ materially from those predicted results and performance set forth in the forward-looking statements.
Factors that could have a material adverse effect on a Pear Tree Fund’s operations and future prospects are described in the Pear Tree Funds’ current prospectus.
All forward-looking statements are made as of the date of this Shareholders Report and the risk that actual results will differ materially from the expectations expressed in this Shareholders Report will increase with the passage of time. Except as otherwise required by the federal securities laws, none of Pear Tree Funds, its investment manager or any of its sub-advisers undertakes any obligation to publicly update or revise any forward-looking statements after the date of this Shareholders Report, whether as a result of new information, future events, changed circumstances or any other reason. In light of the significant uncertainties inherent in the forward-looking statements included in this Shareholders Report, the inclusion of such forward-looking statements should not be regarded as a representation by Pear Tree Funds, its investment manager, its sub-advisers or any other person that the objectives and plans set forth in this Shareholders Report will be achieved.

PEAR TREE FUNDS

Pear Tree Polaris Small Cap Fund
Pear Tree Quality Fund
Pear Tree Essex Environmental Opportunities FundPear Tree Axiom Emerging Markets World Equity Fund
Pear Tree Polaris Foreign Value Fund
Pear Tree Polaris Foreign Value Small Cap Fund
Pear Tree Polaris International Opportunities Fund
ANNUAL REPORT
March 31, 2023
Service Providers	Inside back cover
This report must be preceded or accompanied by a current Pear Tree Funds prospectus for individuals who are not current shareholders of the Funds. If you are not a shareholder of a Pear Tree Fund, you should read the prospectus carefully before investing because it contains more complete information on the Pear Tree Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.peartreefunds.com or call 1-800-326-2151.
NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE
Neither Pear Tree Funds nor U.S. Boston Capital Corporation is a bank.

PEAR TREE FUNDS

Dear Fellow Shareholder,
We are pleased to provide you with the Pear Tree Funds’ Annual Report for the fiscal year ended March 31, 2023 and to update you on recent market conditions and the performance of the Pear Tree Funds.
For current performance information, please visit our website at www.peartreefunds.com. We thank you for your continued confidence in the Pear Tree Funds. Please feel free to e-mail us at info@peartreefunds.com or call us at 1-800-326-2151 with any questions or for assistance on your account.
Sincerely,
Willard Umphrey
President and Chairman
As used in this report; “Fund” refers to a Pear Tree Fund and “Funds” refers to more than one Pear Tree Fund or all Pear Tree Funds, depending on the context.
Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Pear Tree Funds are the views of the Funds’ investment manager and/or sub-advisers as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management and the subadvisers to the Funds disclaim any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Pear Tree Fund. Any references to specific securities are not recommendations to purchase, hold or sell such securities and may not be representative of any Pear Tree Fund’s current or future investments.
Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

PEAR TREE FUNDS

FUND EXPENSES
We believe it is important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund’s Expense Example, which appears on the following page.
Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 being invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.
Actual Expenses
The first line for each Share Class for each Fund in the table on the following page provides information about actual account returns and actual expenses. You may use the information in this line, together with the amount you invested for that Fund and Share Class, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each Share Class for each Fund in the table on the following page shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information only to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

PEAR TREE FUNDS

Expense Example for the 6 months ended March 31, 2023
These examples are based on $1,000 being invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.
Pear Tree Fund	Share Class	Total Return Description	Beginning Account Value 10/1/2022	Ending Account Value 3/31/2023	Annualized Expense Ratio	Expenses Paid During the Period* 10/1/2022- 3/31/2023
Small Cap **	Ordinary	Actual	$1,000.00	$1,133.40	1.36%	$7.23
		Hypothetical	$1,000.00	$1,018.15	1.36%	$6.84
	Institutional	Actual	$1,000.00	$1,135.70	1.00%	$5.30
		Hypothetical	$1,000.00	$1,019.96	1.00%	$5.02
Quality **	Ordinary	Actual	$1,000.00	$1,202.00	1.20%	$6.58
		Hypothetical	$1,000.00	$1,018.96	1.20%	$6.03
	Institutional	Actual	$1,000.00	$1,204.70	0.79%	$4.34
		Hypothetical	$1,000.00	$1,020.99	0.79%	$3.98
Environmental	Ordinary	Actual	$1,000.00	$1,067.80	1.22%	$6.30
Opportunities		Hypothetical	$1,000.00	$1,018.83	1.22%	$6.15
	Institutional	Actual	$1,000.00	$1,069.20	0.97%	$4.99
		Hypothetical	$1,000.00	$1,020.11	0.97%	$4.87
	R6	Actual	$1,000.00	$1,068.20	0.92%	$4.76
		Hypothetical	$1,000.00	$1,020.32	0.92%	$4.65
Emerging Markets	Ordinary	Actual	$1,000.00	$1,114.40	1.58%	$8.34
World Equity		Hypothetical	$1,000.00	$1,017.04	1.58%	$7.96
	Institutional	Actual	$1,000.00	$1,116.80	1.22%	$6.42
		Hypothetical	$1,000.00	$1,018.87	1.22%	$6.12
	R6	Actual	$1,000.00	$1,118.80	0.98%	$5.16
		Hypothetical	$1,000.00	$1,020.06	0.98%	$4.92
Foreign Value	Ordinary	Actual	$1,000.00	$1,269.80	1.42%	$8.03
		Hypothetical	$1,000.00	$1,017.85	1.42%	$7.14
	Institutional	Actual	$1,000.00	$1,271.80	1.05%	$5.93
		Hypothetical	$1,000.00	$1,019.72	1.05%	$5.27
	R6	Actual	$1,000.00	$1,273.10	0.94%	$5.31
		Hypothetical	$1,000.00	$1,020.26	0.94%	$4.72
Foreign Value	Ordinary	Actual	$1,000.00	$1,232.00	1.41%	$7.87
Small Cap		Hypothetical	$1,000.00	$1,017.88	1.41%	$7.11
	Institutional	Actual	$1,000.00	$1,234.80	1.04%	$5.82
		Hypothetical	$1,000.00	$1,019.72	1.04%	$5.26
	R6	Actual	$1,000.00	$1,235.50	1.02%	$5.66
		Hypothetical	$1,000.00	$1,019.86	1.02%	$5.12
International	Ordinary	Actual	$1,000.00	$1,266.40	1.69%	$9.53
Opportunities		Hypothetical	$1,000.00	$1,016.52	1.69%	$8.48
	Institutional	Actual	$1,000.00	$1,267.80	1.35%	$7.63
		Hypothetical	$1,000.00	$1,018.20	1.35%	$6.79
	R6	Actual	$1,000.00	$1,268.50	1.31%	$7.44
		Hypothetical	$1,000.00	$1,018.38	1.31%	$6.62
*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).
** No Class R6 Shares were outstanding for this Fund during the reporting period.

PEAR TREE FUNDS

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Pear Tree Polaris Small Cap Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$78.2 Million
Number of Portfolio Holdings	54
Average Price to Book Ratio	1.7
Average Price to Earnings Ratio	12.2
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.50%	1.25%
Total Expense Ratio (Net)*	1.50%	1.13%
Ticker Symbol	USBNX	QBNAX

*
per prospectus dated August 1, 2022. See financial highlights for total expense ratios for the fiscal year ended March 31, 2023. The Fund had no Class R6 Shares outstanding during the period.

All Data as of March 31, 2023
Investment Commentary
(prepared by Polaris Capital Management, LLC, sub-adviser to Pear Tree Polaris Small Cap Fund)
For the fiscal year ended March 31, 2023, Pear Tree Polaris Small Cap Fund’s (the “Fund”) Ordinary Shares outperformed its benchmark, the Russell 2000 Total Return Index (the “Index”). For the period, the Fund achieved a return of (3.39)% at net asset value compared to (11.61)% for the Index.
Market Conditions and Investment Strategies
The Fund had absolute positive returns in the Industrials, Materials, Energy and consumer sectors, offset by losses in Financials, Information Technology (IT) and Health Care. Much, if not all, of the financial sector decline stemmed directly from the SVB/Signature failures and concerns about a broader banking crisis, which hasn’t come to pass to date.
Wabash National Corp. was the single largest contributor to performance, raising prices that more than offset material costs on strong truck trailer demand. Elsewhere in Industrials, Barrett Business Services noted new and existing client wins for their outsourced HR services. Science Applications, the IT service provider to the U.S. government, cited strong organic growth as it was awarded new contracts. Conversely, auto parts supplier Exco Technologies dropped on supply constraints and availability of materials; the stock was sold during the period.
In Materials, Graphic Packaging announced strong 2022 net sales and income, while building capacity with a new recycled paperboard mill. Firm pricing and high demand for cement helped Eagle Materials. Energy had barbell returns with CVR Energy as a big beneficiary of record refining margins. Dril-Quip reported decent earnings in the offshore drilling market, but bookings for subsea products slowed on rising inflation.
Perdoceo Education Corp. and Crocs, Inc. led the Consumer Discretionary sector. Crocs Inc. had impressive double-digit gains on booming international and acquisitive (HEYDUDE) sales. Although enrollment declined at its for-profit universities, Perdoceo protected its profitability; a strong balance sheet should tide over the company until enrollment picks up in a weaker economy.
In Health Care, Pacira Biosciences declined after its flagship non-opioid pain therapy failed to meet sales expectations. Harmony Biosciences suffered on an unsubstantiated short report from Scorpion Capital claiming negative side effects from Harmony’s narcolepsy drug.
Financials detracted most with small regional banks, such as Colony Bankcorp, Cambridge Bancorp, and Brookline Bancorp, under pressure on the bank failure news. Most U.S. banks, including those in this Fund, are on solid footing, having shored up balance sheets and capital ratios after the Great Financial Crisis of 2008. The Fund also exited its positions in struggling Florida insurers.
Portfolio Changes
During the year, the Fund sold more than a dozen stocks, many of which reached the sub-adviser’s valuation targets. Others were exited on concerns about slowing spending on consumer goods and technology. Cash was reallocated to purchase copper miner, Lundin Mining; Exelixis Inc., a biopharmaceutical maker with a successful oncology franchise; print manufacturer Ennis Inc.; Carlisle Companies, a construction materials/roofing company for large industrial complexes; and Janus International, the dominant market player in roll-up doors and security technology for self-storage businesses.

Pear Tree Polaris Small Cap Fund

A Look Ahead
2023 may prove a balancing act between a slowing economy dampening corporate earnings and a moderating interest rate cycle. Added to this equation is the recent U.S. banking crisis, which will manifest in worsening credit conditions for banks and tighter liquidity for consumers and corporates. In either scenario, the Fund is well positioned given the good valuation and quality of portfolio holdings.
Top 10 Holdings
Percentage of total net assets	26.2%
Eagle Materials Inc.	3.0%
Graphic Packaging Holding Co.	3.0%
Barrett Business Services, Inc.	3.0%
South Plains Financial, Inc.	2.6%
Ingredion Incorporated	2.6%
Cabot Corporation	2.5%
NOV Inc.	2.4%
OFG Bancorp	2.4%
Kforce, Inc.	2.4%
Wabash National Corporation	2.3%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Industrials	31.0%
Financials	19.5%
Materials	12.4%
Health Care	9.1%
Energy	8.3%
Information Technology	7.3%
Consumer Discretionary	6.1%
Consumer Staples	2.6%
Communication Services	0.8%
CASH + other assets (net)	2.9%

Value of a $10,000 Investment
Pear Tree Polaris Small Cap. (PTSC) Ordinary Shares vs. Russell 2000 Index*

*
Polaris took over management of the Fund’s portfolio on 01/01/2015 and modified the Fund’s principal investment strategy. Returns that cover periods prior to that date include performance information of another investment sub-adviser employing a different investment strategy.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC.

Pear Tree Polaris Small Cap Fund

Average Annual Total Returns
	1Q 2023	Six Months	One Year	Five Year	Ten (3) Year	Since (3) Inception	Inception Date
Ordinary Shares	(0.26)%	13.34%	(3.39)%	4.77%	6.30%	8.83%	08/03/1992
Institutional Shares(1)	(0.17)%	13.57%	(3.02)%	5.17%	6.65%	8.49%	01/06/1993
Russell 2000 (2)	2.74%	9.14%	(11.61)%	4.71%	8.04%	8.99%	————————

(1)
Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date of the Index is 08/03/92. The Russell 2000 Index is maintained by FTSE Russell, a subsidiary of the London Stock Exchange Group.

(3)
The current sub-adviser took over management of the Fund’s portfolio on 01/01/2015 and modified the Fund’s principal investment strategy. Returns that cover periods prior to that date include performance information of another investment sub-adviser employing a different investment strategy.

The Fund had no Class R6 Shares outstanding during the reporting period.
Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers. The Fund may invest in foreign issuers that trade on U.S. stock exchanges. These issuers may be subject to special risks including different corporate governance rules and bankruptcy laws.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund may be more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Pear Tree Polaris Small Cap Fund

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Pear Tree Quality Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$187.2 Million
Number of Portfolio Holdings	41
Average Price to Book Ratio	4.4
Average Price to Earnings Ratio	22.8
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.50%	1.25%
Total Expense Ratio (Net)*	1.16%	0.79%
Ticker Symbol	USBOX	QGIAX

*
per prospectus dated August 1, 2022. See financial highlights for total expense ratios for the fiscal year ended March 31, 2023. The Fund had no Class R6 Shares outstanding during the period.

All Data as of March 31, 2023
Investment Commentary
(prepared by Pear Tree Advisors, Inc., the Investment Manager to Pear Tree Quality Fund)
For the fiscal year ended March 31, 2023, Pear Tree Quality Fund’s (the “Fund”) Ordinary Shares outperformed its benchmark, S&P 500 (the “Index”). For the period, the Fund achieved a return of (1.78)% at net asset value compared to (7.73)% for the Index.
Market Conditions and Investment Strategies
The Fund’s investment manager currently chooses securities for the Fund by periodically selecting a mutual fund (the “Target Portfolio”) and monitoring the Target Portfolio’s holdings. The Fund’s investment sub-adviser, at the direction of the investment manager, rebalances the Fund’s portfolio to correspond to the Target Portfolio’s most recent holdings as publicly reported. From April 1, 2022 to March 31, 2023, the Fund’s Ordinary Shares, when compared to the Target Portfolio, had a tracking error of 0.46.
Over the previous twelve months, the Consumer Discretionary sector was the largest positive contributor to the Fund’s performance mainly due to stock selection by the Target Portfolio. Health Care, Communication Services, Consumer Staples, Information Technology and Real Estate sectors selected by the Target Portfolio also contributed to performance.
Energy, Financials, Industrials, Materials and Utilities sector selected by the Target Portfolio detracted from performance. Overall, stock selection and sector selection by the Target Portfolio contributed to performance
Portfolio Changes
We expect the Fund to have a relatively low turnover rate given the historical stability and relatively low turnover rate of the current Target Portfolio.
For the fiscal year ended March 31, 2023, the Fund rebalanced the holdings four times in response to the quarterly holdings report filed by the Target Portfolio. The four rebalances resulted in the sale of four positions. The Fund also opened new positions in two companies: one Health Care Company and one Consumer Discretionary company.
A Look Ahead
The Investment Manager does not expect the Current Target Portfolio to materially change its investment strategy in the foreseeable future. For more information on the selection of the Target Portfolio(s), please see the Fund’s Prospectus.

Fund trading execution is overseen by Mark D. Tindall, CFA of Chartwell Investment Partners, LLC

Pear Tree Quality Fund

Top 10 Holdings
Percentage of total net assets	38.4%
Microsoft Corporation	7.5%
UnitedHealth Group, Inc.	4.6%
Apple, Inc.	3.9%
Johnson & Johnson	3.7%
Texas Instruments, Inc.	3.4%
SAP AG	3.2%
Safran SA	3.1%
Coca-Cola Company (The)	3.0%
Oracle Corporation	3.0%
TJX Companies, Inc (The)	3.0%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Information Technology	37.9%
Health Care	24.8%
Consumer Discretionary	10.8%
Consumer Staples	8.0%
Financials	6.3%
Industrials	5.5%
Communication Services	5.1%
Energy	0.0%
Materials	0.0%
Real Estate	0.0%
Utilities	0.0%
Cash + other assets (net)	1.6%

Value of a $10,000 Investment
Pear Tree Quality (PTQ) Ordinary Shares vs. S&P 500 Index

Pear Tree Quality Fund

Average Annual Total Returns
	1Q 2023	Six Months	One Year	Five Year	Ten Year	Since (3) Inception	Inception Date
Ordinary Shares	8.99%	20.20%	(1.78)%	12.82%	12.27%	9.80%	05/06/85
Institutional Shares(1)	9.15%	20.47%	(1.38)%	13.26%	12.64%	9.05%	03/25/91
S & P 500 (2)	7.50%	15.63%	(7.73)%	11.19%	12.24%	10.93%	————————

(1)
Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The S&P 500 Index is an unmanaged index of stocks chosen for their size and industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. For comparative performance purposes the beginning date for the Index is 05/29/85. S&P 500 Index is a registered mark of Standard & Poor’s.

(3)
Pear Tree Advisors took over management of the Fund’s portfolio and the Fund changed its strategy on 01/01/2011. The Fund adopted the current Target Portfolio as its target portfolio also on 01/01/2011. Returns that cover periods prior to that date include performance information of other investment sub-advisers pursuing different strategies.

The Fund had no Class R6 Shares outstanding during the reporting period.
Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, may not be able to attain the high growth rates of successful smaller companies, and may be unable to respond as quickly to competitive challenges.
Investing in foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund may be more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.
Information technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.
Health care industries are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by rapid obsolescence and patent expirations.

Pear Tree Quality Fund

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Pear Tree Essex Environmental Opportunities Fund

INVESTMENT PROFILE
Fund Information
Net Assets	$72.8 Million
Number of Companies	34
Price to Book Ratio	5.4
Price to Earnings Ratio	41.7
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	2.11%	2.30%	2.08%
Total Expense Ratio (Net)*	1.24%	0.99%	0.95%
Ticker Symbol	EEOFX	GEOSX	GEORX

*
per prospectus dated August 1, 2022. See financial highlights for the total expense ratios for the fiscal year ended March 31, 2023.

All Data as of March 31, 2023
Investment Commentary
(prepared by Essex Investment Management Company, LLC., sub-adviser to Pear Tree Essex Environmental Opportunities Fund)
For the fiscal year ended, March 31, 2023, Pear Tree Essex Environmental Opportunities Fund’s (the “Fund”) Ordinary Shares underperformed its benchmark, the MSCI World Index (the “Index”). For the period, the Fund achieved a return of  (14.01)% at net asset value compared to (6.54)% for the Index.
Market Conditions and Investment Strategies
For the fiscal year ended March 31, 2023, the market backdrop was challenging for our style of investing in smaller sized growth companies. Macro concerns, including inflationary pressures, rising interest rates, trade disputes with China, war in Ukraine, bank failures, political polarization and a slowing economy have caused investors to seek the relatively safe haven of stocks of larger companies. Heightened investor trepidation causes shrinking investment horizons and falling valuations of high growth companies. While the Fund trailed its main benchmark, it outperformed the Wilderhill Clean Energy Index (1), which returned (37.60)% over the same trailing one-year period. The Fund’s outperformance versus this more thematic benchmark is due to stock selection. The three biggest contributors to Fund performance over the past year were SMA Solar Technologies AG (a German manufacturer of solar inverters), SunOpta Inc. (a manufacturer of organic foods and non-dairy milk products) and Nibe Industrier AB (a Swedish manufacturer of heat pumps). Our largest detractors were Aspen Aerogels (a manufacturer of high efficiency insulation products used in industrial products and electric vehicles), Kornit Digital Ltd. (a manufacturer of digital printers used in the textile industry), and Generac Holdings (a manufacturer of backup generators and related energy storage products).
Portfolio Changes
Our trading activity is often targeted at the underlying volatility in our portfolio companies -- trim when they advance too much and add when they fall too much. Given the weakening economy and difficult financing environment, we sold companies with weaker balance sheets such as Sunnova and Sunrun. Other sales included solar inverter manufacturer SMA Solar Technologies AG and energy software provider PSI Software AG. New purchases included wind energy related companies Vestas and TPI Composites, battery company Enovix and water company Zurn Elkay Water Solutions.
A Look Ahead
We are constructive on the outlook for the Fund. The fundamental underpinnings for clean technology stocks are strengthening: technology advances continue to drive down costs and customer demand continues to rise. In addition to helping to solve for our world’s environmental problems, our portfolio companies produce products and services that slow inflationary pressure and reduce business risk for their customers. While the demand case continues to strengthen, the relative valuations of our portfolio companies are as inexpensive as we can recall.
 (1) The Wilderhill Clean Energy Index is composed of stocks of companies that are publicly traded in the United States and engaged in the business of advancement of cleaner energy and conservation.

Pear Tree Essex Environmental Opportunities Fund

Top 10 Holdings
Percentage of total net assets	39.2%
Infineon Technologies AG	4.8%
Energy Recovery, Inc.	4.6%
Landis+Gyr Group AG	4.6%
Badger Meter, Inc.	4.4%
Cognex Corporation	3.7%
NIBE Industrier AB	3.6%
SolarEdge Technologies, Inc.	3.5%
TPI Composites, Inc.	3.4%
Hubbell Incorporated	3.3%
Vestas Wind Systems A/S	3.3%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Industrials	48.4%
Information Technology	31.0%
Materials	7.2%
Consumer Staples	2.8%
Utilities	2.5%
Consumer Discretionary	2.1%
CASH + other assets (net)	6.0%

Top 10 Country Allocations
Percentage of total net assets	94.0%
United States	58.0%
Denmark	6.8%
Israel	5.9%
Japan	5.3%
Ireland	5.1%
Germany	4.8%
Switzerland	4.5%
Sweden	3.6%
Value of a $10,000 Investment
Pear Tree Essex Environmental Opportunities (EEOFX) Ordinary Shares vs.MSCI World Index*

*
Performance for periods prior to September 1, 2021 represents the performance of Essex Environmental Opportunities Fund, the predecessor fund of the Fund

Pear Tree Essex Environmental Opportunities Fund

Average Annual Total Returns*
	1Q 2023	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	5.80%	6.78%	(14.01)%	8.35%	-%	7.55%	09/01/2017
Institutional Shares(1)	5.87%	6.92%	(13.78)%	8.63%	-%	7.81%	09/01/2017
R6 Shares (1)	5.93%	6.82%	(13.80)%	-%	-%	(17.89)%	09/01/2021
MSCI World (2)	7.88%	18.54%	(6.54)%	8.57%	-%	8.85%	————————

*
Performance for periods prior to September 1, 2021 represents the performance of Essex Environmental Opportunities Fund, the predecessor fund of the Fund.

(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The MSCI World Index captures large and mid-cap representation across 23 Developed Markets(DM) countries. With 1,509 constituents as of 3/31/2023, the index covers approximately 85% of the free float-adjusted market capitalization in each country. You cannot invest directly in an index. For comparative performance purposes, the beginning date of the Index is 09/01/2017. The MSCI World Index is maintained by MSCI Inc.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, may not be able to attain the high growth rates of successful smaller companies, and may be unable to respond as quickly to competitive challenges.
Investing in foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently than the U.S. market.
Information technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.
Industrial industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, worldwide competition, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Pear Tree Essex Environmental Opportunities Fund

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Pear Tree Axiom Emerging Markets World Equity Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$70.1 Million
Number of Portfolio Holdings	106
Average Price to Book Ratio	3.0
Average Price to Earnings Ratio	18.1
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.65%	1.40%	1.25%
Total Expense Ratio (Net)*	1.43%	1.06%	1.00%
Ticker Symbol	QFFOX	QEMAX	QFFRX

*
per prospectus dated August 1, 2022. See ﬁnancial highlights for the total expense ratios for the fiscal year ended March 31, 2023.

All Data as of March 31, 2023
Investment Commentary
(prepared by Axiom Investors LLC, sub-adviser to Pear Tree Axiom Emerging Markets World Equity Fund)
For the fiscal year ended March 31, 2023, Pear Tree Axiom Emerging Markets World Equity Fund’s (the “Fund”) Ordinary Shares underperformed its benchmark, MSCI EM Index (the “Index”). For the period, the Fund achieved a return of (16.41)% at net asset value compared to (10.30)% for the Index.
Market Conditions and Investment Strategies
The Fund’s dynamic growth stocks faced strong headwinds in 2022, with growth significantly underperforming value globally as central banks undertook the most aggressive tightening cycle since the early 1980’s. In the first quarter of 2023, growth stock premiums began rebounding from 2022’s sell-down as the outlook for developed market GDP growth and inflation continued to moderate.
Stock selection within Financials and Industrials detracted from relative returns for the period. Communication Services was the best relative performing sector. China was the worst relative performing market due to online retailers, who saw declining market share over the period. A Latin American e-commerce company was the standout performer resulting from an improving competitive landscape in its key Brazilian market and a more rational pricing environment in 2023. Indonesia was the best relative performing market due to strong performance from banks.
Portfolio Changes
The Fund reduced positions in sectors with higher cyclicality, particularly the Information Technology sector, due to a combination of wage-related input cost pressure, and as 2022’s growing economic uncertainty created risk to future revenue growth. The Fund also reduced exposure to semiconductors, as early period falling demand for many consumer electronic products was causing a corresponding fall in demand for chips that go into these devices.
The Fund increased exposure to Consumer Discretionary companies in China that should benefit from the easing of Covid-driven mobility restrictions that began at the end of 2022. One of the largest sector reductions was in Financials. Much of this change in positioning came within China amid concerns related to contagion fears spreading from the Chinese Real Estate sector to Financials.
A Look Ahead
The sub-adviser continues to be optimistic on the outlook for emerging markets (EM) into 2023. EM GDP is anticipated to accelerate to 3.9% in 2023 from 3.1% in 2022. The gap between emerging and developed growth, which compressed to under one percentage point in 2021 and 2022, is expected to increase to 3.5% in 2023 - the widest gap in ten years – as EM growth accelerates and developed market (DM) growth decelerates. This magnitude of growth gap has historically been a catalyst for EM outperformance. Other tailwinds for the EM asset class include near decade-low foreign ownership of EM equities, lower inflationary pressure than DM, and one standard deviation cheap relative valuation vs. US markets.

The Fund’s lead portfolio manager is Andrew Jacobson of Axiom International Investors LLC.

Pear Tree Axiom Emerging Markets World Equity Fund

Top 10 Holdings
Percentage of total net assets	36.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	8.8%
Tencent Holdings Limited	5.1%
Samsung Electronics Company Limited	5.0%
Baidu, Inc.	2.9%
Ping An Insurance Group H Share	2.5%
Mercado Libre, Inc.	2.5%
iShares Core MSCI Emerging Markets ETF	2.5%
Trip.com Group Limited	2.5%
HDFC Bank Ltd.	2.4%
Alibaba Group Holding Ltd.	2.3%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Information Technology	23.2%
Financials	18.7%
Consumer Discretionary	16.9%
Communication Services	9.6%
Consumer Staples	8.3%
Industrials	8.2%
Health Care	5.3%
Real Estate	2.3%
Materials	2.2%
Energy	1.8%
Mutual Funds	2.5%
CASH + other assets (net)	1.0%

Top 10 Country Allocations
Percentage of total net assets	83.4%
China	26.8%
Taiwan	13.0%
India	10.5%
South Korea	9.7%
Mexico	5.8%
United States	5.5%
Indonesia	3.8%
Brazil	3.0%
Thailand	3.0%
Hong Kong	2.3%
Value of a $10,000 Investment
Pear Tree Axiom Emerging Markets World Equity (PTEM) Ordinary Shares vs. MSCI EM Index*

*
Axiom took over the management of the Fund’s portfolio and the Fund changed its investment strategy on 01/01/2019. Returns that cover periods prior to that date include performance information of other investment sub-advisers pursuing different strategies.

Pear Tree Axiom Emerging Markets World Equity Fund

Average Annual Total Returns
	1Q 2023	Six Months	One Year	Five Year (3)	Ten Year (3)	Since Inception (3)	Inception Date
Ordinary Shares	5.67%	11.44%	(16.41)%	(0.69)%	0.28%	4.27%	09/30/1994
Institutional Shares(1)	5.82%	11.68%	(16.06)%	(0.31)%	0.61%	5.42%	04/02/1996
R6 Shares (1)	5.93%	11.88%	(15.85)%	-%	-%	2.86%	01/28/2019
MSCI EM (2)	4.02%	14.20%	(10.30)%	(0.53)%	2.37%	4.56%	————————

(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The MSCI Emerging Markets (“MSCI EM”) Index is an unmanaged index composed of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 09/30/94. The MSCI EM Index is maintained by MSCI Inc.

(3)
Axiom took over the management of the Fund’s portfolio and the Fund changed its investment strategy on 01/01/2019. Returns that cover periods prior to that date include performance information of other investment sub-advisers pursuing different strategies.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or other economic developments and can perform differently than the U.S. market.
Information technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.
Securities issued by Chinese and Hong Kong companies share many risk characteristics of emerging markets securities. In addition, China’s legal system is undeveloped, and Hong Kong has experienced political tensions since it ceased to be a British colony. The rules that govern public companies in China and Hong Kong, are significantly different from the U.S.’s, have from time to time been applied arbitrarily by local regulators, and require of issuers significantly less transparency.

Pear Tree Axiom Emerging Markets World Equity Fund

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Pear Tree Polaris Foreign Value Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$3,175.9 Million
Number of Portfolio Holdings	58
Average Price to Book Ratio	1.5
Average Price to Earnings Ratio	11.4
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.50%	1.26%	1.10%
Total Expense Ratio (Net)*	1.40%	1.04%	0.94%
Ticker Symbol	QFVOX	QFVIX	QFVRX

*
per prospectus dated August 1, 2022. See ﬁnancial highlights for the total expense ratios for the fiscal year ended March 31, 2023.

All Data as of March 31, 2023
Investment Commentary
(prepared by Polaris Capital Management, LLC, subadviser to Pear Tree Polaris Foreign Value Fund)
For the fiscal year ended March 31, 2023, Pear Tree Polaris Foreign Value Fund’s (the “Fund”) Ordinary Shares underperformed its benchmark, the MSCI EAFE Index (the “Index”). For the period, the Fund had a return of (5.10)% at net asset value compared to (0.86)% for the Index.
Market Conditions and Investment Strategies
During the fiscal year, international equity markets were awash in volatility on the back of: high inflation and ensuing interest rate hikes; lingering effects from the pandemic; supply chain disruptions; a European energy crisis wrought from the Russia-Ukraine conflict; SVB/Signature bank failures; and ongoing concerns about economic growth. Top detracting sectors included Financials, Materials and Information Technology. On the bright side, the Fund posted absolute positive returns in Industrials and Communication Services. Strong results were recorded in France and Sweden, as well as double-digit gains from single stock holdings in Taiwan, Netherlands and Greece. Portfolio stocks in Canada, Norway and South Korea detracted most.
Among Industrials, Swedish bearing and seal manufacturer SKF AB reported solid industrial and auto sector (especially EV) demand. French company VINCI SA, which runs roads and airport concessions, upgraded guidance on double-digit sales and solid operating performance.
In Communication Services, French advertising company Publicis released robust full-year earnings, with organic growth in its Epsilon and Sapient divisions. Acquisitive growth was also on display with Publicis’ acquisition of Practia. Deutsche Telekom added to its customer base in Germany, while its T-Mobile division usurped market share from AT&T and other U.S. providers. LG Uplus was a notable sector laggard, facing greater competition and regulatory hurdles on rate plans.
Volatility in commodity prices hurt copper miner Lundin Mining, as well as methanol producer, Methanex Corp. Lundin dropped further on news of a sinkhole near its Candelaria mine and other operational issues early in the year; by the end of March 2023, the stock started to recover. Lundin will acquire a majority stake in the Caserones Copper Mine, adding to its capacity as copper supply-demand (due to EV needs) favors the few industry suppliers.
Financials hampered performance. flatexDEGIRO AG, the German online discount brokerage firm, cut it’s revenue forecast; the company was also subject to new regulatory and audit requirements following the review of BaFin. Puerto Rican bank, Popular Inc., declined on cancellation of its buyback program, increased technology spending, certain income losses and investor concern over its securities portfolio. Nearly 40% of Toronto-Dominion Bank business is in the U.S.; TD suffered along with its U.S.-based counterparts, reeling from the March 2023 bank failures.
Portfolio Changes
During the fiscal year, more than a dozen portfolio companies were sold, most of which were exited on valuation or a change in market conditions. Some, like Svenska Handelsbank and Infosys, were sold in favor of more defensive plays. Capital was redeployed to purchase two Consumer Staples companies, Nomad Foods and Koninklijke Ahold Delhaize; paper packaging supplier Smurfit Kappa Group; enterprise software company OpenText Corp.; and Canadian Tire, one of the largest diversified merchandisers in Canada.

Pear Tree Polaris Foreign Value Fund

A Look Ahead
Although inflation is moderating, central banks will maintain restrictive monetary policies, albeit at smaller increments, for the foreseeable future. A slowdown is likely, the speed and gravity of which is still in question considering the resiliency of markets. A balancing act between these competing macro trends will induce continued market volatility. This bodes well for our portfolio, as we are able to identify and purchase fundamentally strong companies at attractive prices.
Top 10 Holdings
Percentage of total net assets	25.2%
Weichai Power Company Limited	3.0%
Marubeni Corporation	2.7%
Publicis Groupe	2.7%
Deutsche Telekom AG	2.5%
Methanex Corporation	2.5%
Vinci SA	2.5%
Sony Group Corporation	2.4%
Koninklijke Ahold Delhaize	2.3%
Muenchener Rueckversicherungs-Gesellschaft	2.3%
Linde plc	2.3%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Consumer Discretionary	23.1%
Financials	17.9%
Materials	16.3%
Industrials	12.0%
Communication Services	10.6%
Information Technology	6.4%
Health Care	4.2%
Consumer Staples	3.5%
Real Estate	1.8%
Cash and Other Assets (Net)	4.2%

Top 10 Country Allocations
Percentage of total net assets	82.3%
United Kingdom	12.5%
South Korea	12.3%
Japan	12.1%
Canada	11.0%
France	8.9%
Germany	7.3%
Norway	6.3%
Ireland	4.8%
Sweden	4.1%
China	3.0%
Value of a $10,000 Investment
Pear Tree Polaris Foreign Value (PTFV) Ordinary Shares vs. MSCI EAFE Index

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

Pear Tree Polaris Foreign Value Fund

Average Annual Total Returns
	1Q 2023	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	7.99%	26.98%	(5.10)%	0.75%	4.15%	5.58%	05/15/1998
Institutional Shares(1)	8.09%	27.18%	(4.74)%	1.13%	4.48%	6.74%	12/18/1998
R6 Shares (1)	8.14%	27.31%	(4.58)%	1.21%	—%	3.84%	02/06/2017
MSCI EAFE (2)	8.62%	27.52%	(0.86)%	4.03%	5.50%	4.72%	————————

(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The MSCI Europe, Australia, and Far East (“MSCI EAFE”) Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 05/29/98. The MSCI EAFE Index is maintained by MSCI Inc.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or other economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Pear Tree Polaris Foreign Value Fund

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Pear Tree Polaris Foreign Value Small Cap Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$1,000.6 Million
Number of Portfolio Holdings	64
Average Price to Book Ratio	1.3
Average Price to Earnings Ratio	10.7
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.51%	1.26%	1.12%
Total Expense Ratio (Net)*	1.41%	1.04%	1.02%
Ticker Symbol	QUSOX	QUSIX	QUSRX

*
per prospectus dated August 1, 2022. See ﬁnancial highlights for the total expense ratios for the fiscal year ended March 31, 2023.

All Data as of March 31, 2023
Investment Commentary
(prepared by Polaris Capital Management, LLC, subadviser to Pear Tree Polaris Foreign Value Small Cap Fund)
For the fiscal year ended March 31, 2023, Pear Tree Polaris Foreign Value Small Cap Fund’s (the “Fund”) Ordinary Shares outperformed its benchmark, the MSCI ACWI ex USA Small Cap Index (the “Index”). For the period, the Fund had a return of (5.95)% at net asset value compared to (9.91)% for the Index.
Market Conditions and Investment Strategies
Outperformance was due to absolute gains in Industrials and Consumer Discretionary, where the Fund was overweight. Detractors included Information Technology (IT), Consumer Staples and Financials. At the country level, the portfolio had notable results in France, Japan and Sweden; decliners included Norwegian banks, Taiwan tech companies and Irish food suppliers.
Post-pandemic travel/work reopening drove demand at Elis SA, the French laundry service. The company resumed hotel/office services, while maintaining its defensive volumes. Elsewhere in Industrials, Tecnoglass Inc. had impressive organic growth, concentrating on U.S. lucrative geographies; a strong supply chain helped capture business from competitors.
In the Consumer Discretionary sector, D’Ieteren Group hired a new CEO for Belron, their global glass repair business. The CEO has a long tenure integrating M&A activities, which will be a boon for Belron as it continues its acquisitive growth initiatives. Jumbo, the Greek toy company, had impressive earnings with sales up due to brick-and-mortar expansion into other countries.
Technip Energies, a French energy engineering company, had solid momentum in its New Energy order book, partnering with Baker Hughes and Shell on energy construction that lower emissions. The company also landed sizeable project management/engineering awards with Middle East oil companies.
Several IT stocks were impacted by industry-wide weakness, including AEM Holdings, Tripod Technology and Elite Material, the latter of which was also penalized for a COVID-induced plant shutdown in Shanghai. In consumer staples, Greencore Group, Nomad Foods and C&C Group dropped on higher input costs and eroding consumer confidence in Europe.
Canada’s goeasy was down when the federal government capped the annual interest rate on loans at 35% from the previously allowable 47%. The company still expects earnings growth even with this new policy. Loan loss provisions at Nordic banks are set to climb in 2023, as macro-economic challenges (rising interest rates) weigh on commercial real estate exposure. The Fund’s Norwegian banks fell on this expectation.
Portfolio Changes
We strategically repositioned the Fund, adding more defensive companies and reducing weightings in economically sensitive sectors and geographies. The Fund exited a dozen stocks, with capital reallocated to new purchases including: Future PLC, a U.K. publishing company; Open House Group, a Japanese affordable single-family home developer; CIE Automotive, the Spanish auto components manufacturer; the aforementioned Technip Energies NV; German discount brokerage firm, flatexDEGIRO; and France-based Rubis, which distributes petroleum and LPG products in the Caribbean and North Africa.

Pear Tree Polaris Foreign Value Small Cap Fund

A Look Ahead
The torrid pace of inflation has slowed from late 2022 as supply bottlenecks and energy prices declined. Nevertheless, central banks will continue their tightening monetary policies, albeit at smaller increments, for the foreseeable future, alluding to tight labor markets, low unemployment and nominal wage growth. A slowdown is inevitable, the speed and gravity of which is still in question considering the remarkably resilient markets. Recent travels have identified a number of attractively priced small cap stocks effectively weathering volatile conditions, ripe for growth in a market recovery.
Top 10 Holdings
Percentage of total net assets	27.0%
Elis S.A.	3.2%
Technip Energies N.V.	3.1%
Tecnoglass, Inc.	2.8%
D’Ieteren S.A.	2.8%
Hexpol AB	2.8%
Equatorial Energia S.A.	2.6%
Sanwa Holdings Corporation	2.5%
Thanachart Capital PCL	2.5%
Loomis AB, Class B	2.4%
Glanbia plc	2.3%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio
Sector Allocation
Percentage of total net assets	100.0%
Industrials	23.1%
Financials	19.2%
Consumer Discretionary	18.4%
Information Technology	8.1%
Consumer Staples	7.9%
Materials	7.6%
Utilities	6.7%
Energy	3.1%
Communications Services	1.9%
Real Estate	1.3%
CASH + other assets (net)	2.7%

Top 10 Country Allocations
Percentage of total net assets	73.2%
Japan	16.7%
United Kingdom	14.9%
France	8.5%
Sweden	6.4%
Ireland	5.5%
Thailand	4.8%
Taiwan	4.7%
Norway	4.1%
Singapore	3.8%
Denmark	3.8%
Value of a $10,000 Investment
Pear Tree Polaris Foreign Value Small Cap (PTFVSC) Ordinary Shares vs. MSCI ACWI ex USA Small Cap Index

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

Pear Tree Polaris Foreign Value Small Cap Fund

Average Annual Total Returns
	1Q 2023	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	7.00%	23.20%	(5.95)%	1.50%	5.76%	5.57%	05/01/2008
Institutional Shares(1)	7.16%	23.48%	(5.65)%	1.87%	6.10%	5.87%	05/01/2008
R6 Shares (1)	7.14%	23.55%	(5.59)%	1.91%	—%	5.32%	02/06/2017
MSCI ACWI ex USA Small Cap(2)	4.81%	18.85%	(9.91)%	2.10%	5.47%	4.47%	—

(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States). With 4,358 constituents as of 3/31/2023, the index covers approximately 14% of the global equity opportunity set outside the US. You cannot invest directly in an index. For comparative performance purposes, the beginning date of the Index is 05/01/08. The MSCI ACWI ex USA Small Cap Index is maintained by MSCI Inc.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or other economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.
Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.

Pear Tree Polaris Foreign Value Small Cap Fund

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Pear Tree Polaris International Opportunities Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$28.1 Million
Number of Portfolio Holdings	70
Average Price to Book Ratio	2.5
Average Price to Earnings Ratio	14.4
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.63%	1.34%	1.29%
Total Expense Ratio (Net)*	1.63%	1.22%	1.29%
Ticker Symbol	QISOX	QISIX	QISRX

*
per prospectus dated August 1, 2022. See ﬁnancial highlights for the total expense ratios for the fiscal year ended March 31, 2023.

All Data as of March 31, 2023
Investment Commentary
(prepared by Polaris Capital Management LLC, subadviser to Pear Tree Polaris International Opportunities Fund)
For the fiscal year ended March 31, 2023, Pear Tree Polaris International Opportunities Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI ACWI ex USA Index (the “Index”). For the period, the Fund achieved a return of  (6.69)% at net asset value compared to (4.57)% for the Index.
Market Conditions and Investment Strategies
The Fund had absolute positive performance in Industrials, Materials and both consumer sectors, offset by notable declines in Financials and Information Technology (IT). At the country level, holdings in France, Italy, Japan, Mexico and Sweden boosted results, as did single stocks in Greece, Belgium, Spain and Singapore. The U.K.’s economic scheme met with skittish investors and a currency depreciation; most U.K. stocks fell on the news. Holdings in Taiwan also underwhelmed.
Industrial sector gains were led by JAC Recruitment Co., the Japanese staffing firm, which recorded impressive earnings in its domestic recruitment division. Mexican airport holdings recovered strongly as vacation travel resumed to local hotspots.
Jumbo SA, the Greek retailer of baby/children products, led the Consumer Discretionary sector. Among other sector stocks posting double-digit gains, Australia’s footwear company, Accent Group, noted resilient purchasing power among its young consumer base. Games Workshop Group announced a contract with Amazon to develop TV and film content based on their Warhammer 40k intellectual property. Conversely, Collins Foods reported lower profits because of higher cost headwinds in Australia and Europe.
SOL Group, the Italian industrial gases supplier, was the single largest contributor for the period, announcing robust full year 2022 results. In Consumer Staples, Canada’s Alimentation Couche-Tard Inc. posted strong net earnings, increasing merchandise and service revenues and good fuel margins on successful cost controls.
Financials detracted most. Muangthai Capital lost ground as the Thailand motorcycle financing company saw consumer loan originations slow. Canada’s goeasy was down when the federal government capped the annual interest rate on loans at 35% from the previously allowable 47%. FirstRand was down on a weakening South African economy. Among IT companies, Elite Material Co. was hurt by a weakening demand for electronic devices and a COVID-induced plant shutdown in Shanghai. Other IT decliners included Tripod Technology Corp., Know IT AB and Hansen Technologies.
Portfolio Changes
During the period, the Fund exited nearly a dozen stocks, most of which were sold as they reached Polaris’ upper valuation limits. Capital was reallocated to new buys including Future PLC, a U.K. publishing company; Singapore commercial bank, United Overseas; U.K. concrete landscape manufacturer, Marshalls PLC; British foodservice company, SSP Group; DFDS, the world’s largest ferry operator; SOL SpA, an Italian industrial gas/medical service company; and Fullcast Holdings, a temporary staffing firm out of Japan. A number of banks were also added to the portfolio, as were five new Consumer Discretionary stocks.

Pear Tree Polaris International Opportunities Fund

A Look Ahead
Markets have remained remarkably resilient in the face of rising interest rates, recent banking crises and energy price/output concerns in Europe. The pace of inflation is finally moderating, but central banks will likely continue tightening monetary supply until other metrics (unemployment, labor, consumption) are within an acceptable range. In this context, we expect demand to be challenging in coming quarters. Market volatility bodes well for the Fund, as we are able to add attractively priced companies with the potential to outperform in an economic recovery.
Top 10 Holdings
Percentage of total net assets	21.5%
D’Ieteren S.A.	2.8%
Alimentation Couche-Tard Inc.	2.4%
United Overseas Bank Limited	2.3%
Bravida Holding AB	2.1%
Neurones S.A.	2.1%
Zhejiang Supor Co.	2.0%
TISCO Financial Group	2.0%
Toronto-Dominion Bank	2.0%
SOL SpA	1.9%
Accent Group Limited	1.9%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio
Sector Allocation
Percentage of total net assets	100.0%
Consumer Discretionary	27.3%
Financials	24.2%
Information Technology	16.3%
Industrials	15.4%
Materials	8.8%
Consumer Staples	3.9%
Utilities	1.6%
Communication Services	1.2%
CASH + other assets (net)	1.3%

Top 10 Country Allocations
Percentage of total net assets	68.3%
Canada	10.8%
United Kingdom	9.6%
Japan	8.0%
China	7.0%
Taiwan	6.7%
France	6.6%
Australia	5.9%
Sweden	5.4%
Italy	4.7%
Mexico	3.6%
Value of a $10,000 Investment
Pear Tree Polaris International Opportunities Fund (QISOX) Ordinary Shares vs. MSCI ACWI ex USA Index

Pear Tree Polaris International Opportunities Fund

Average Annual Total Returns
	1Q 2023	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	9.06%	26.64%	(6.69)%	—%	—%	7.28%	01/30/2019
Institutional Shares(1)	9.05%	26.78%	(6.32)%	—%	—%	7.71%	01/30/2019
R6 Shares (1)	9.06%	26.85%	(6.30)%	—%	—%	7.71%	01/30/2019
MSCI ACWI ex USA(2)	7.00%	22.38%	(4.57)%	—%	—%	5.18%	———————

(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 24 Emerging Markets (EM) countries. With 2,262 constituents as of 3/31/2023, the index covers approximately 85% of the global equity opportunity set outside the United States. You cannot invest directly in an index. For comparative performance purposes, the beginning date of the Index is 01/30/2019. The MSCI ACWI ex USA Index is maintained by MSCI Inc.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or other economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.
Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2023
COMMON STOCK — 97.1%
	Shares	Value
AEROSPACE & DEFENSE — 4.0%
Curtiss-Wright Corporation	10,400	$1,833,104
V2X, Inc. (a)	33,100	1,314,732
		3,147,836
AUTO COMPONENTS — 2.0%
Standard Motor Products, Inc.	42,600	1,572,366
AUTOMOBILES — 0.9%
Winnebago Industries, Inc.	12,567	725,116
BANKS — 14.6%
BOK Financial Corporation	8,464	714,446
Brookline Bancorp, Inc.	83,100	872,550
Cambridge Bancorp	23,530	1,524,979
Central Pacific Financial Corporation	36,383	651,256
Colony Bankcorp, Inc.	119,479	1,218,686
F.N.B. Corporation	61,980	718,968
International Bancshares Corporation	41,700	1,785,594
OFG Bancorp	76,100	1,897,934
South Plains Financial, Inc.	94,100	2,014,681
		11,399,094
BIOTECHNOLOGY — 2.0%
Exelixis, Inc. (a)	79,900	1,550,859
BUILDING PRODUCTS — 2.2%
Carlisle Companies Incorporated	3,500	791,245
Janus International Group, Inc. (a)	91,500	902,190
		1,693,435
CAPITAL MARKETS — 2.0%
Hercules Capital, Inc.	118,398	1,526,150
CHEMICALS — 2.5%
Cabot Corporation	25,573	1,959,915
COMMERCIAL SERVICES & SUPPLIES — 2.1%
Ennis, Inc.	78,200	1,649,238
CONSTRUCTION MATERIALS — 3.0%
Eagle Materials Inc.	16,100	2,362,675
CONSUMER FINANCE — 0.8%
SLM Corporation	48,600	602,154

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
	Shares	Value
CONTAINERS & PACKAGING — 5.2%
Berry Global Group, Inc.	29,400	$1,731,660
Graphic Packaging Holding Co.	91,600	2,334,884
		4,066,544
DIVERSIFIED CONSUMER SERVICES — 2.0%
Perdoceo Education Corporation (a)	118,800	1,595,484
ELECTRICAL EQUIPMENT — 1.2%
Regal Rexnord Corporation	6,789	955,416
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.8%
Arrow Electronics, Inc. (a)	7,700	961,499
Kimball Electronics, Inc. (a)	50,245	1,210,905
Methode Electronics, Inc.	18,400	807,392
		2,979,796
ENERGY EQUIPMENT & SERVICES — 4.5%
Dril-Quip, Inc. (a)	55,600	1,595,164
NOV Inc.	102,938	1,905,382
		3,500,546
ENTERTAINMENT — 0.8%
Cinemark Holdings, Inc. (a)	43,400	641,886
FINANCIAL SERVICES — 2.1%
EVERTEC Inc.	49,800	1,680,750
FOOD PRODUCTS — 2.6%
Ingredion Incorporated	19,600	1,993,908
GROUND TRANSPORATION — 1.6%
Knight-Swift Transportation Holdings, Inc.	21,494	1,216,131
HEALTH CARE TECHNOLOGY — 2.3%
Computer Programs and Systems, Inc.	59,350	1,792,370
MACHINERY — 4.7%
Allison Transmission Holdings, Inc.	40,300	1,823,172
Wabash National Corporation	74,700	1,836,873
		3,660,045
METALS & MINING — 1.6%
Lundin Mining Corporation	189,400	1,284,685

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
	Shares	Value
OIL, GAS & CONSUMABLE FUELS — 3.9%
CVR Energy, Inc.	48,000	$1,573,440
Diamondback Energy, Inc.	10,670	1,442,264
		3,015,704
PHARMACEUTICALS — 4.8%
Harmony Biosciences Holdings, Inc. (a)	36,100	1,178,665
Pacira BioSciences, Inc. (a)	25,300	1,032,493
Supernus Pharmaceuticals, Inc. (a)	42,500	1,539,775
		3,750,933
PROFESSIONAL SERVICES — 10.9%
Barrett Business Services, Inc.	26,300	2,331,232
BGSF Inc.	10,751	114,498
CSG Systems International, Inc.	24,000	1,288,800
Kforce, Inc.	29,494	1,865,200
Maximus Inc.	16,600	1,306,420
Science Applications International Corporation	15,100	1,622,646
		8,528,796
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.2%
MKS Instruments, Inc.	19,600	1,736,952
SOFTWARE — 1.3%
Enghouse Systems Limited	35,500	1,003,306
TEXTILES, APPAREL & LUXURY GOODS — 1.2%
Crocs, Inc. (a)	7,210	911,632
TRADING COMPANIES & DISTRIBUTORS — 4.3%
Air Lease Corporation	43,300	1,704,721
Applied Industrial Technologies, Inc.	11,800	1,677,134
		3,381,855
TOTAL COMMON STOCK
(Cost $58,721,996)		75,885,577

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
Short Term Investments—2.7%
	Par Value	Value
Money Market—2.7%
UMB Money Market Special II, 4.75% (b) (Cost $2,104,109)	$2,104,109	$2,104,109
TOTAL INVESTMENTS—99.8% (Cost $60,826,105)		77,989,686
OTHER ASSETS & LIABILITIES (NET)—0.2%		189,618
NET ASSETS—100%		$78,179,304

(a)
Non-income producing security

(b)
Interest rate reflects seven-day effective yield on March 31, 2023.

(c)
At March 31, 2023, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of  $ 61,257,185 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,904,663
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,172,162)
Net unrealized appreciation/(depreciation)	$16,732,501
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS

March 31, 2023
COMMON STOCK — 98.4%
	Shares	Value
AEROSPACE & DEFENSE — 3.0%
Safran SA	38,533	$5,716,314
BANKS — 4.7%
U.S. Bancorp	126,600	4,563,930
Wells Fargo & Company	113,750	4,251,975
		8,815,905
BEVERAGES — 4.4%
Coca-Cola Company (The)	90,499	5,613,653
Constellation Brands, Inc. (a)	11,554	2,609,933
		8,223,586
COMMERCIAL SERVICES AND SUPPLIES — 0.5%
Global Payments, Inc.	8,735	919,272
DIVERSIFIED FINANCIAL SERVICES — 1.6%
American Express Company	17,577	2,899,326
FOOD PRODUCTS — 1.4%
Nestle, S.A. (b)	21,108	2,568,633
HEALTH CARE EQUIPMENT & SUPPLIES — 4.4%
Abbott Laboratories	23,583	2,388,014
Intuitive Surgical, Inc. (a)	9,844	2,514,847
Medtronic Plc	40,237	3,243,907
		8,146,768
HEALTH CARE PROVIDERS & SERVICES — 10.0%
CIGNA Corporation	6,669	1,704,129
Elevance Health Inc.	11,096	5,102,052
Quest Diagnostics Incorporated	23,789	3,365,668
UnitedHealth Group, Inc.	18,185	8,594,049
		18,765,898
HOTELS, RESTAURANTS & LEISURE — 2.8%
Compass Group Plc (b)	205,909	5,195,084
HOUSEHOLD PRODUCTS — 2.2%
Unilever Plc (b)	80,083	4,158,710
INTERACTIVE MEDIA & SERVICES — 5.1%
Alphabet, Inc. Class A (a)	51,783	5,371,451
Meta Platforms, Inc.	19,658	4,166,316
		9,537,767

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
	Shares	Value
IT SERVICES — 23.3%
Accenture Plc	18,984	$5,425,817
Adobe Systems Incorporated (a)	9,174	3,535,384
Amadeus IT Group, S.A. (b)	17,841	1,196,774
Microsoft Corporation	49,005	14,128,142
Oracle Corporation	60,063	5,581,054
salesforce.com, inc. (a)	19,411	3,877,930
SAP AG (b)	46,673	5,906,468
Visa, Inc.	18,116	4,084,433
		43,736,002
MACHINERY — 2.0%
Otis Worldwide Corp.	44,130	3,724,572
MULTILINE RETAIL — 3.0%
TJX Companies, Inc. (The)	71,099	5,571,318
PHARMACEUTICALS — 10.4%
Eli Lilly and Company	13,036	4,476,823
Johnson & Johnson	45,265	7,016,075
Merck & Co., Inc.	42,843	4,558,067
Roche Holding Ltd. (b)	97,066	3,480,787
		19,531,752
RETAILING — 3.8%
Alibaba Group Holding Ltd. (a)(b)	19,911	2,034,506
Amazon.com, Inc. (a)	48,412	5,000,475
		7,034,981
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 10.7%
KLA-Tencor Corporation	7,605	3,035,688
Lam Research Corporation	9,845	5,219,032
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	58,288	5,421,949
Texas Instruments, Inc.	34,099	6,342,755
		20,019,424
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.9%
Apple, Inc.	44,037	7,261,701
TEXTILES, APPAREL & LUXURY GOODS — 1.2%
LVMH Moët Hennessy-Louis Vuitton S.A. (b)	12,679	2,329,513
TOTAL COMMON STOCK
(Cost $161,071,180)		184,156,526

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023

Short Term Investments—1.5%
	Par Value	Value
Money Market — 1.5%
UMB Money Market Special II, 4.75% (c) (Cost $2,932,032)	$2,932,032	$2,932,032
TOTAL INVESTMENTS—99.9% (Cost $164,003,212)		187,088,558
OTHER ASSETS & LIABILITIES (NET)—0.1%		175,181
NET ASSETS—100%		$187,263,739

(a)
Non-Income producing security

(b)
ADR—American Depositary Receipts

(c)
Interest rate reflects seven-day effective yield on March 31, 2023.

(d)
At March 31, 2023 the unrealized appreciation of investments based on aggregate cost for federal tax purposes of  $ 164,433,471 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$30,993,576
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,338,489)
Net unrealized appreciation/(depreciation)	$22,655,087
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Essex Environmental Opportunities Fund

SCHEDULE OF INVESTMENTS

March 31, 2023
Common Stock — 94.0%
	Shares	Value
DENMARK — 6.8%
INDUSTRIALS — 4.3%
Cadeler AS	171,053	$693,809
Vestas Wind Systems A/S	82,776	2,402,419
		3,096,228
UTILITIES — 2.5%
Ørsted A/S	21,737	1,849,512
TOTAL DENMARK		4,945,740
GERMANY — 4.8%
INFORMATION TECHNOLOGY — 4.8%
Infineon Technologies AG	85,243	3,489,740
IRELAND — 5.1%
CONSUMER DISCRETIONARY — 2.1%
Aptiv PLC (a)	13,777	1,545,642
INDUSTRIALS — 3.0%
Kingspan Group plc	31,757	2,175,099
TOTAL IRELAND		3,720,741
ISRAEL — 5.9%
INDUSTRIALS — 2.4%
Kornit Digital Ltd. (a)	90,603	1,754,074
INFORMATION TECHNOLOGY — 3.5%
SolarEdge Technologies, Inc. (a)	8,410	2,556,220
TOTAL ISRAEL		4,310,294
JAPAN — 5.3%
INDUSTRIALS — 2.2%
Kurita Water Industries Ltd.	35,548	1,613,268
INFORMATION TECHNOLOGY — 3.1%
Keyence Corporation	4,590	2,222,748
TOTAL JAPAN		3,836,016
SWEDEN — 3.6%
INDUSTRIALS — 3.6%
NIBE Industrier AB	232,856	2,645,274

The accompanying notes are an integral part of these financial statements.

Pear Tree Essex Environmental Opportunities Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
	Shares	Value
SWITZERLAND — 4.5%
INFORMATION TECHNOLOGY — 4.5%
Landis+Gyr Group AG	43,239	$3,315,337
UNITED STATES — 58.0%
CONSUMER STAPLES — 2.8%
SunOpta Inc. (a)	261,428	2,012,996
INDUSTRIALS — 32.9%
Bloom Energy Corporation (a)	73,033	1,455,548
Energy Recovery, Inc. (a)	146,860	3,385,123
Enovix Corporation (a)	109,031	1,625,652
Generac Holdings Inc. (a)	11,201	1,209,820
Hubbell Incorporated	9,908	2,410,715
Lindsay Corporation	13,364	2,019,701
Quanta Services, Inc. (a)	11,029	1,837,873
Sensata Technologies Holding plc	39,298	1,965,686
Shoals Technologies Group, Inc. (a)	77,209	1,759,593
TPI Composites, Inc.	190,976	2,492,237
Watts Water Technologies, Inc.	8,394	1,412,878
Zurn Elkay Water Solutions	112,031	2,392,982
		23,967,808
INFORMATION TECHNOLOGY — 15.1%
Badger Meter, Inc.	26,527	3,231,519
Cognex Corporation	53,881	2,669,804
Enphase Energy, Inc. (a)	5,326	1,119,951
Trimble Navigation Limited (a)	29,760	1,560,019
Wolfspeed, Inc. (a)	36,661	2,381,132
		10,962,425
MATERIALS — 7.2%
Albemarle Corporation	7,527	1,663,768
Aspen Aerogels, Inc. (a)	133,718	996,199
Livent Corporation (a)	49,510	1,075,357
MP Materials Corp. (a)	54,098	1,525,023
		5,260,347
TOTAL UNITED STATES		42,203,576
TOTAL COMMON STOCK
(Cost $70,261,408)		68,466,718

The accompanying notes are an integral part of these financial statements.

Pear Tree Essex Environmental Opportunities Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
Short Term Investments—6.7%
	Par Value	Value
Money Market—6.7%
UMB Money Market Special II, 4.75% (b) (Cost $4,851,408)	$4,851,408	$4,851,408
TOTAL INVESTMENTS 100.7% (Cost $75,112,816)		73,318,126
OTHER ASSETS & LIABILITIES (NET)—(0.7)%		(493,893)
NET ASSETS—100%		$72,824,233

(a)
Non-Income producing security

(b)
Interest rate reflects seven-day effective yield on March 31, 2023.

(c)
At March 31, 2023, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of  $75,112,847 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$8,701,106
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(10,495,827)
Net unrealized appreciation/(depreciation)	$(1,794,721)
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS

March 31, 2023
Common Stock — 94.7%
	Shares	Value
AUSTRIA — 0.9%
Erste Group Bank AG	19,250	$637,902
BRAZIL — 3.0%
AmBev	46,700	131,986
BB Seguridade Participacoes S.A.	59,500	381,505
Cielo SA	332,200	317,766
Hypera S.A.	18,200	135,325
Localiza Rent a Car S.A.	19,200	202,213
Totvs S.A.	48,300	268,254
Weg S.A.	79,500	635,806
		2,072,855
CHINA — 26.8%
Alibaba Group Holding Ltd. (a)	124,700	1,594,889
Baidu, Inc. (a)	59,000	1,117,618
Baidu, Inc. (a)(b)	6,125	924,385
BeiGene, Ltd. (b)	1,735	373,945
Bosideng International Holdings Limited	436,000	243,271
BYD Company Ltd.	9,000	263,465
Centre Testing International Group Co., Ltd.	181,600	541,742
China Huishan Dairy Holdings Co., Ltd. * (a)	208,000	—
Chongqing Brewery Co., Ltd.	41,900	762,162
Focus Media Information Technology	336,000	335,907
Glodon Company Limited	19,100	206,512
Hanergy Mobile Energy Holding Group * (a)	36,000	—
Jiumaojiu International Holdings Ltd.	236,000	561,590
KE Holdings Inc. (b)	26,800	504,912
LONGi Green Energy Technology	14,700	86,443
Luzhou Laojiao Co. Ltd.	30,200	1,119,728
Ping An Insurance Group H Share	271,500	1,767,344
Proya Cosmetics	9,000	238,165
Shenzhen Inovance Technology Co., Ltd.	71,600	732,473
Shenzhen Mindray Bio-Medical Electronics Co., Ltd.	7,900	358,345
Tencent Holdings Limited	73,300	3,602,438
Trip.com Group Limited (a)(b)	46,200	1,740,354
Wuliangye Yibin Co., Ltd.	2,400	68,802
Yadea Group Holdings Ltd.	155,000	399,841
Yifeng Pharmacy Chain Co., Ltd.	31,600	265,881
Yum China Holdings, Inc.	14,900	944,511
		18,754,723
DENMARK — 0.5%
Novo Nordisk A/S	2,098	332,236

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
	Shares	Value
FRANCE — 1.6%
L’Oréal S.A.	470	$210,004
LVMH Moet Hennessy Louis Vuitton SE	971	890,822
		1,100,826
GREECE — 0.6%
Greek Organisation of Football Prognostics S.A.	24,307	390,592
HONG KONG — 2.3%
AIA Group Ltd.	89,800	945,474
Galaxy Entertainment Group	99,000	661,471
		1,606,945
INDIA — 10.5%
Asian Paints Ltd.	6,549	220,072
Axis Bank Limited	63,909	667,610
Bajaj Finserv Limited	5,731	391,684
Bharat Electronics Limited	346,385	411,156
HDFC Bank Ltd.	84,186	1,648,789
ICICI Bank Limited	64,070	683,910
Infosys Limited	6,899	119,873
Infosys Limited - SP (b)	7,560	131,846
Larsen & Toubro	27,236	717,235
Reliance Industries Ltd.	25,921	735,231
Sun Pharmaceutical Industries Limited	43,663	522,314
Titan Company Limited	13,459	411,864
TVS Motor Company	15,417	202,077
Varun Beverages Limited	28,908	487,883
		7,351,544
INDONESIA — 3.8%
PT Bank Central Asia Tbk	1,309,800	764,330
PT Bank Mandiri Tbk	1,372,300	944,946
PT Bank Rakyat Indonesia Tbk (a)	1,026,000	323,651
PT Sumber Alfaria Trijaya Tbk	2,081,800	399,852
Vale Indonesia Tbk	484,800	215,007
		2,647,786
MEXICO — 5.8%
Arca Continental	23,100	209,353
Corporacion Inmobiliaria Vesta SAB de CV	67,600	212,018
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. - B	42,000	468,173
Grupo Aeroportuario del Pacífico, S.A.B. de C. V.	17,400	337,872
Grupo Aeroportuario del Sureste, S. A. B. de C.V.	6,410	195,687
Grupo Financiero Banorte SAB de CV	148,300	1,247,606
Grupo Mexico S.A.B. de C.V. Class B	45,200	213,608

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
	Shares	Value
MEXICO (continued)
Wal-Mart de Mexico, S.A.B. de C.V.	294,700	$1,175,634
		4,059,951
NETHERLANDS — 1.1%
ASML Holding N.V.	1,098	745,839
PHILIPPINES — 0.2%
BDO Unibank, Inc.	70,540	166,732
POLAND — 0.4%
Dino Polska S.A. (a)	3,268	296,677
SAUDI ARABIA — 1.2%
Alinma Bank	9,606	75,365
Elm Company	3,016	354,975
Saudi British Bank (The)	44,777	420,489
		850,829
SINGAPORE — 1.0%
Sea Ltd. (Singapore) (b)	8,540	739,137
SOUTH AFRICA — 1.4%
Bidvest Group Limited	38,890	555,474
Capitec Bank	611	58,119
Naspers Limited N Shares	2,166	402,004
		1,015,597
SOUTH KOREA — 9.0%
Korea Aerospace Industries, Ltd.	8,752	318,658
Orion Corporation	4,601	482,772
Samsung Biologics (a)	1,058	640,399
Samsung Electronics Company Limited	61,451	3,020,981
Samsung SDI Co., Ltd.	2,497	1,409,759
SK Hynix, Inc.	6,476	440,737
		6,313,306
TAIWAN — 13.0%
Airtac International Group	7,400	288,004
ASPEED Technology, Inc.	1,900	164,430
Chailease Holding Co., Ltd.	131,000	961,606
Delta Electronics, Inc.	48,500	479,465
E Ink Holdings Inc.	93,000	563,544
MediaTek, Inc.	20,200	522,125
Taiwan Semiconductor Manufacturing Co., Ltd.	351,000	6,144,445
		9,123,619
THAILAND — 3.0%
Bangkok Dusit Medical Services (c)	628,200	541,948

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
	Shares	Value
THAILAND (continued)
Bumrungrad International Hospital (c)	119,300	$788,472
Central Pattana Public Company Limited (c)	166,900	335,557
PTT Exploration & Production PCL (c)	98,700	434,401
		2,100,378
UNITED ARAB EMIRATES — 1.6%
Americana Restaurants International PLC	301,385	312,669
Dubai Islamic Bank	222,579	316,974
Emaar Properties PJSC	347,651	530,115
		1,159,758
UNITED KINGDOM — 1.5%
Anglo American plc	20,551	680,460
BAE Systems plc	29,832	362,425
		1,042,885
UNITED STATES — 5.5%
Coupang, Inc.	23,900	382,400
Globant S.A. (a)	500	82,005
Linde plc	577	205,089
Mercado Libre, Inc. (a)	1,336	1,760,928
NVIDIA Corporation (a)	2,615	726,369
Samsonite International S.A. (a)	230,200	711,127
		3,867,918
TOTAL COMMON STOCK
(Cost $63,960,448)		66,378,035

Preferred Stock—0.7%
SOUTH KOREA—0.7%
Samsung Electronics Co., Ltd.	11,741	486,108
(Cost $476,817)
P-Notes—1.1%
SAUDI ARABIA — 1.1%
Alinma Bank SJSC	85,336	669,529
ARAMCO AB	13,554	116,631
(Cost $ 1,011,230)		786,160

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
Rights—0.0%
	Shares	Value
BRAZIL—0.0%
Localiza Rent a Car S.A.	86	$225
(Cost $0)
Exchange Traded Funds—2.5%
UNITED STATES—2.5%
iShares Core MSCI Emerging Markets ETF	35,900	1,751,561
(Cost $ 1,712,824)
Short Term Investments—0.1%
	Par Value	Value
Money Market — 0.1%
UMB Money Market Special II, 4.75% (d) (Cost $ 28,005)	$28,005	$28,005
TOTAL INVESTMENTS—99.1% (Cost $ 67,189,324)		69,430,094
OTHER ASSETS & LIABILITIES (Net)—0.9%		634,180
NET ASSETS—100%		$70,064,274

*
Fair Valued by Valuation Committee as delegated by Pear Tree Funds Board of Trustees that represent 0.0% of net assets as of March 31, 2023.

(a)
Non-income producing security.

(b)
ADR—American Depositary Receipts

(c)
NVDR —Non-Voting Depositary Receipts

(d)
Interest rate reflects seven-day effective yield on March 31, 2023.

(e)
At March 31, 2023, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $ 68,788,873 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,670,673
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,029,452)
Net unrealized appreciation/(depreciation)	$641,221

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2023
Common Stock — 95.8%
	Shares	Value
BELGIUM — 1.8%
D’Ieteren S.A.	294,853	$57,311,171
CANADA — 11.0%
Canadian Tire Corporation	73,100	9,526,117
Lundin Mining Corporation	9,484,100	64,329,864
Magna International Inc.	1,132,249	60,561,183
Methanex Corporation	1,707,993	79,367,282
OpenText Corporation	1,838,900	70,830,395
Toronto-Dominion Bank	1,073,255	64,193,876
		348,808,717
CHILE — 0.9%
Antofagasta plc	1,503,500	29,389,633
CHINA — 3.0%
Weichai Power Company Limited	58,631,000	94,108,357
COLOMBIA — 0.6%
Bancolombia S.A.	2,598,381	19,513,051
FRANCE — 8.9%
Ipsos	858,380	53,252,388
Michelin (CGDE)	2,202,800	67,359,633
Publicis Groupe	1,082,147	84,394,298
Vinci SA	684,498	78,623,564
		283,629,883
GERMANY — 7.3%
Deutsche Telekom AG	3,279,890	79,645,308
flatexDEGIRO AG (a)	988,400	8,537,353
Hannover Rueck SE	360,900	70,717,422
Muenchener Rueckversicherungs-Gesellschaft	211,930	74,258,393
		233,158,476
GREECE — 0.7%
Jumbo S.A.	1,094,304	23,184,407
IRELAND — 4.8%
Greencore Group plc (a)	19,767,301	19,857,730
Jazz Pharmaceuticals plc (a)	416,700	60,975,711
Smurfit Kappa	1,972,046	71,412,748
		152,246,189

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
	Shares	Value
ITALY — 0.4%
Trevi Finanziaria Industriale SpA (a)	25,608,324	$10,990,100

JAPAN — 12.1%
Daicel Corporation	5,019,700	37,716,583
Daito Trust Construction Company, Ltd.	576,100	57,094,891
Honda Motor Company, Ltd.	2,362,000	62,293,335
KDDI Corporation	2,123,300	65,299,173
Marubeni Corporation	6,256,900	84,411,030
Sony Group Corporation	856,400	77,120,400
		383,935,412
NETHERLANDS — 2.3%
Koninklijke Ahold Delhaize N.V.	2,177,900	74,513,332
NORWAY — 6.3%
DNB Bank ASA	3,663,130	65,528,583
SpareBank 1 SR-Bank ASA	4,762,087	55,018,335
Sparebanken Vest	2,183,075	19,177,025
Yara International ASA	1,412,500	61,217,190
		200,941,133
PUERTO RICO — 1.6%
Popular, Inc.	906,050	52,016,331
RUSSIA — 0.0%
ALROSA Company PJSC* (a)	41,136,300	5,294
SINGAPORE — 2.2%
United Overseas Bank Limited	3,081,447	68,971,016
SOUTH KOREA — 12.3%
Hyundai Mobis Company, Limited	200,500	33,266,505
Kia Motors Corporation	1,166,500	72,578,638
LG Electronics Inc.	568,900	50,385,352
LG Uplus Corporation	6,719,903	55,902,408
Samsung Electronics Company Limited	1,456,746	71,614,813
Shinhan Financial Group Co., Limited	1,725,400	46,850,935
SK Hynix, Inc.	898,700	61,162,822
		391,761,473
SWEDEN — 4.1%
Duni AB (a)	1,566,400	14,138,929
Loomis AB, Class B	1,555,483	53,251,472
SKF AB-B	3,114,000	61,261,379
		128,651,780

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
	Shares	Value
SWITZERLAND — 2.3%
Novartis AG	778,750	$71,396,782
THAILAND — 0.7%
TISCO Financial Group	7,722,600	22,696,924
UNITED KINGDOM — 12.5%
Amcor plc	5,053,600	57,509,968
Bellway plc	1,900,925	51,871,185
Inchcape plc	4,259,168	40,785,430
Linde plc	207,244	73,662,807
Mondi plc	2,674,087	42,370,922
Next plc	805,850	65,480,294
Nomad Foods Limited (a)	882,100	16,530,554
Taylor Wimpey plc	33,741,122	49,622,978
		397,834,138
TOTAL COMMON STOCK
(Cost $2,762,581,750)		3,045,063,599

Warrants—0.0%
ITALY — 0.0%
Trevi Finanziaria Industriale SpA (a) (Cost $ 7,585,702)	76,022	88,461
Short Term Investments—3.3%
	Par Value	Value
Money Market—3.3%
UMB Money Market Special II, 4.75% (b) (Cost $ 103,882,462)	$103,882,462	$103,882,462
TOTAL INVESTMENTS—99.1% (Cost $ 2,874,049,914)		3,149,034,522
OTHER ASSETS & LIABILITIES (NET)—0.9%		26,938,613
NET ASSETS—100%		$3,175,973,135

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
*
Fair Valued by Valuation Committee as delegated by Pear Tree Funds Board of Trustees that represents 0.0% of net assets as of March 31, 2023.

(a)
Non-income producing security.

(b)
Interest rate reflects seven-day effective yield on March 31, 2023

(c)
At March 31, 2023, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of  $2,898,350,709 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$596,036,583
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(345,352,770)
Net unrealized appreciation/(depreciation)	$250,683,813
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2023
Common Stock — 97.3%
	Shares	Value
BELGIUM — 2.8%
D’Ieteren S.A.	142,255	$27,650,391
BRAZIL — 2.6%
Equatorial Energia S.A.	4,827,585	25,669,426
CANADA — 2.7%
EQB Inc.	363,704	15,673,929
goeasy Ltd.	164,300	11,592,291
		27,266,220
CHINA — 0.7%
Xinhua Winshare Publishing and Media Co., Limited	9,164,500	7,203,180
COLUMBIA — 2.8%
Tecnoglass, Inc.	676,164	28,371,841
DENMARK — 3.8%
DFDS A/S	374,399	15,169,040
Ringkjoebing Landbobank A/S	160,400	22,621,533
		37,790,573
FRANCE — 8.5%
Elis S.A.	1,686,238	32,317,730
Rubis	826,400	22,150,465
Technip Energies N.V. (a)	1,445,000	30,857,752
		85,325,947
GERMANY — 1.1%
flatexDEGIRO AG (a)	490,400	4,235,854
Sixt SE	48,425	6,450,353
		10,686,207
GREECE — 1.8%
Jumbo S.A.	865,763	18,342,436
HONG KONG — 0.8%
Samson Holding Limited	74,790,800	2,477,148
VSTECS Holdings Limited	8,587,360	5,032,084
		7,509,232
INDONESIA — 1.3%
PT. Pakuwon Jati Tbk	415,457,800	12,579,135

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
	Shares	Value
IRELAND — 5.5%
C & C Group plc (a)	8,194,045	$15,915,980
Glanbia plc	1,608,400	23,346,615
Greencore Group plc (a)	15,220,000	15,289,627
		54,552,222
ITALY — 2.3%
De’Longhi SpA	981,136	22,449,722
JAPAN — 16.7%
Daicel Corporation	2,707,700	20,344,879
Dowa Holdings Co., Limited	500,800	15,973,371
Kanematsu Corporation	1,265,300	15,610,659
Kyudenko Corporation	557,000	14,082,989
Mizuho Leasing Company, Limited	404,800	10,675,843
Open House Group Co., Limited	575,100	21,389,624
Prima Meat Packers Limited	1,033,300	17,088,386
Sankyu Inc.	464,000	17,100,609
Sanwa Holdings Corporation	2,387,200	25,398,416
Tsubakimoto Chain Co., Limited	403,300	9,742,351
		167,407,127
NORWAY — 4.1%
SpareBank Nord-Norge	735,389	6,186,112
SpareBank 1 Oestlandet	568,688	6,179,326
Sparebank 1 SMN	961,828	11,351,170
SpareBank 1 SR-Bank ASA	931,626	10,763,456
Sparebanken Vest	788,092	6,922,923
		41,402,987
PORTUGAL — 1.9%
Redes Energéticas Nacionais, SGPS, S.A.	6,530,905	19,158,457
SINGAPORE — 3.8%
AEM Holdings Limited	7,160,200	17,125,027
Venture Corporation, Limited	1,567,200	20,827,635
		37,952,662
SOUTH KOREA — 2.7%
ENF Technology Co., Limited	692,686	11,652,512
Fila Holdings Corporation	221,700	6,215,808
Nature Holding Co., Limited (The)	436,302	9,300,135
		27,168,455

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
	Shares	Value
SPAIN — 0.6%
CIE Automotive	206,600	$5,948,392
SWEDEN — 6.4%
Cloetta AB, Class B	3,732,700	7,876,049
Duni AB (a)	485,645	4,383,619
Hexpol AB	2,231,100	27,647,773
Loomis AB, Class B	706,161	24,175,200
		64,082,641
TAIWAN — 4.7%
BizLink Holding, Inc.	1,023,000	9,374,070
Elite Material Co., Limited	2,001,600	11,964,569
Primax Electronics Limited	4,856,800	9,634,641
Sercomm Corporation	1,542,000	4,801,104
Tripod Technology Corporation	3,106,400	11,426,777
		47,201,161
THAILAND — 4.8%
Thanachart Capital PCL	18,690,500	25,006,298
TISCO Financial Group	7,836,500	23,031,679
		48,037,977
UNITED KINGDOM — 14.9%
Crest Nicholson Holdings plc	2,611,400	7,051,555
Future plc	1,333,000	19,101,719
Halfords Group plc	3,847,842	8,316,058
Inchcape plc	2,368,269	22,678,342
Keller Group plc	457,639	3,841,950
Lancashire Holdings Limited	2,770,930	18,928,522
National Express Group plc (a)	6,402,700	9,634,132
OSB Group PLC	3,172,817	18,892,540
QinetiQ	4,904,700	19,696,421
Vistry Group plc	2,201,379	21,257,134
		149,398,373
TOTAL COMMON STOCK
(Cost $970,547,775)		973,154,764

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
Short Term Investments—1.9%
	Par Value	Value
Money Market—1.9%
UMB Money Market Special II, 4.75% (b) (Cost $ 19,427,447)	$19,427,447	$19,427,447
TOTAL INVESTMENTS—99.2% (Cost $ 989,975,222)		992,582,211
OTHER ASSETS & LIABILITIES (NET)—0.8%		8,013,083
NET ASSETS—100%		$1,000,595,294

(a)
Non-income producing security

(b)
Interest rate reflects seven-day effective yield on March 31, 2023.

(c)
At March 31, 2023, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of $ 998,144,149 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$131,845,011
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(137,406,949)
Net unrealized appreciation/(depreciation)	$(5,561,938)
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

SCHEDULE OF INVESTMENTS

March 31, 2023
Common Stock — 98.7%
	Shares	Value
AUSTRALIA — 5.9%
Accent Group Limited	332,200	$527,301
Collins Foods Limited	52,214	290,253
HANSEN Technologies	138,706	429,189
Macquarie Group Limited	3,410	401,179
		1,647,922
BELGIUM — 2.8%
D’Ieteren S.A.	4,000	777,488
BRAZIL — 1.6%
Equatorial Energia S.A.	84,900	451,434
CANADA — 10.8%
Alimentation Couche-Tard Inc.	13,400	672,772
Canadian Tire Corporation	1,700	221,538
Enghouse Systems Limited	14,000	395,670
EQB Inc.	9,107	392,472
goeasy Ltd.	6,055	427,215
OpenText Corporation	9,400	362,067
Toronto-Dominion Bank	9,164	548,120
		3,019,854
CHINA — 7.0%
Alibaba Group Holding Ltd. (a)	40,800	521,824
Midea Group Co., Ltd.	57,700	451,816
Zhejiang Supor Co.	72,000	567,354
Zhongsheng Group Holdings	87,000	428,905
		1,969,899
DENMARK — 1.3%
DFDS A/S	8,800	356,538
FRANCE — 6.6%
Alten S.A.	2,700	430,932
LVMH Moet Hennessy Louis Vuitton SE	395	362,384
Neurones S.A.	13,900	578,412
SEB SA	4,300	489,613
		1,861,341
GREECE — 1.4%
Jumbo S.A.	18,771	397,691
INDIA — 1.3%
Muthoot Finance Ltd.	29,500	351,760

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
	Shares	Value
INDONESIA — 1.3%
PT Bank Rakyat Indonesia Tbk	1,191,445	$375,840
ITALY — 4.7%
De’Longhi SpA	21,900	501,101
SeSa S.p.A.	2,100	280,411
SOL SpA	20,100	539,407
		1,320,919
JAPAN — 8.0%
FULLCAST HOLDINGS Co., Ltd.	22,800	413,377
JAC Recruitment Co., Ltd.	21,100	412,995
NEXTAGE Co., Ltd.	25,200	522,594
Open Up Group, Inc.	15,500	223,492
Sanwa Holdings Corporation	41,900	445,791
Sony Group Corporation	2,500	225,130
		2,243,379
MALAYSIA — 2.6%
Public Bank Bhd	339,000	307,309
Scientex Berhad	523,700	409,465
		716,774
MEXICO — 3.6%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. - B	32,300	360,047
Grupo Aeroportuario del Pacífico, S.A.B. de C. V.	16,500	320,396
Grupo Aeroportuario del Sureste, S. A. B. de C.V.	11,100	338,865
		1,019,308
NORWAY — 3.4%
SpareBank Nord-Norge	60,100	505,563
Sparebanken Vest	51,800	455,032
		960,595
PERU — 0.9%
Credicorp Ltd.	1,800	238,302
SINGAPORE — 2.3%
United Overseas Bank Limited	28,600	640,145
SOUTH AFRICA — 2.3%
AVI Limited	105,400	417,026
FirstRand Limited	70,500	239,920
		656,946

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
	Shares	Value
SOUTH KOREA — 2.9%
Hansol Chemical Co., Ltd.	2,300	$423,129
Samsung Electronics Company Limited	7,898	388,272
		811,401
SPAIN — 1.2%
CIE Automotive	12,000	345,502
SWEDEN — 5.4%
Bravida Holding AB	52,100	586,838
Hexpol AB	34,100	422,567
Knowit AB	24,900	495,618
		1,505,023
TAIWAN — 6.7%
BizLink Holding, Inc.	34,400	315,218
Chailease Holding Co., Ltd.	28,617	210,063
Elite Material Co., Limited	24,000	143,460
POYA International Co., Ltd.	7,752	145,123
SINBON Electronics Co., Ltd.	30,300	340,343
Thinking Electronic Industrial Co., Ltd.	33,000	165,826
Tripod Technology Corporation	69,586	255,970
Yageo Corporation	17,510	304,222
		1,880,225
THAILAND — 3.5%
Muangthai Capital Public Company Limited	418,500	422,233
TISCO Financial Group	186,700	548,716
		970,949
UNITED KINGDOM — 9.6%
Games Workshop Group PLC	4,045	482,119
Howden Joinery Group plc	16,500	142,396
Marshall Machinery Inc.	66,600	257,902
Mondi plc	25,200	399,294
Next Fifteen Communications Group plc	32,861	340,474
OSB Group PLC	46,300	275,694
RS Group plc	36,400	411,345
SSP Group plc	129,800	394,953
		2,704,177

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
	Shares	Value
UNITED STATES — 1.6%
Euronet Worldwide, Inc. (a)	4,100	$458,790
TOTAL COMMON STOCK
(Cost $24,720,841)		27,682,202

Short Term Investments—1.5%
	Par Value	Value
Money Market—1.5%
UMB Money Market Special II, 4.75% (b) (Cost $ 411,380)	$411,380	$411,380
TOTAL INVESTMENTS—100.2% (Cost $ 25,132,221)		$28,093,582
OTHER ASSETS & LIABILITIES (NET)—(0.2)%		(36,958)
NET ASSETS—100%		$28,056,624

(a)
Non-income producing security

(b)
Interest rate reflects seven-day effective yield on March 31, 2023.

(c)
At March 31, 2023 the unrealized appreciation of investments based on aggregate cost for federal tax purposes of  $ 25,179,840 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,873,343
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(959,601)
Net unrealized appreciation/(depreciation)	$2,913,742

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

This page intentionally left blank.

PEAR TREE FUNDS

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2023
	Small Cap	Quality	Environmental Opportunities
Assets:
Investments at value	$77,989,686	$187,088,558	$73,318,126
Foreign currency at value (Cost $0 for Small Cap, $0 for Quality, $0 for Environmental Opportunities)	—	—	—
Cash	—	—	—
Dividends and interest receivable	76,863	210,187	30,221
Foreign tax reclaims receivable	4,434	69,427	43,006
Receivable for investments sold	187,434	—	—
Receivable for shares of beneficial interest sold	2,026	77,153	2,600
Other assets	13,863	9,790	3,611
Total Assets	$78,274,306	$187,455,115	$73,397,564
Liabilities:
Payable for investments purchased	$—	$—	$497,763
Payable for shares of beneficial interest repurchased	5,052	21,967	—
Payable for compensation of manager (Note 3)	51,698	103,620	54,230
Payable for distribution fees (Note 3)	14,464	24,418	2,203
Payable to custodian	3,871	5,965	3,005
Payable to transfer agent (Note 3)	12,572	19,902	4,352
Other accrued expenses and liabilities	7,345	15,504	11,778
Total Liabilities	$95,002	$191,376	$573,331
Net Assets	$78,179,304	$187,263,739	$72,824,233

Investments at cost	$60,826,105	$164,003,212	$75,112,816

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2023
PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2023

	Small Cap	Quality	Environmental Opportunities
Components of Net Assets:
Shares of beneficial interest	$61,714,772	$159,692,526	$79,946,894
Total distributable earnings (loss)	16,464,532	27,571,213	(7,122,661)
Net Assets Applicable to Outstanding Shares	$78,179,304	$187,263,739	$72,824,233
Computation of Net Assets:
Ordinary Shares
Net assets applicable to outstanding shares	$67,389,117	$118,064,858	$10,614,759
Shares Outstanding	2,946,526	6,489,514	765,496
Net asset value and redemption proceeds per share	$22.87	$18.19	$13.87
Institutional Shares
Net assets applicable to outstanding shares	$10,790,187	$69,198,881	$60,435,113
Shares outstanding	375,085	3,352,254	4,296,799
Net asset value and redemption proceeds per share	$28.77	$20.64	$14.07
R6 Shares
Net assets applicable to outstanding shares	$—	$—	$1,774,361
Shares Outstanding	—	—	275,942
Net asset value and redemption proceeds per share	$—	$—	$6.43

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2023
PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2023

	Emerging Markets World Equity	Foreign Value	Foreign Value Small Cap	International Opportunities
Assets:
Investments at value	$69,430,094	$3,149,034,522	$992,582,211	$28,093,582
Foreign currency at value (Cost $147,305 for Emerging Markets World Equity, $5,814,751 for Foreign Value $312,447 for Foreign Value Small Cap, and $20,536 for International Opportunities)	147,587	5,816,537	310,416	20,402
Cash	2,835	—	—	—
Dividends and interest receivable	225,654	18,152,106	6,655,270	114,699
Foreign tax reclaims receivable	8,051	15,050,111	2,768,135	28,220
Receivable for investments sold	769,134	846,573	571,485	—
Receivable for shares of beneficial interest sold	3,603	1,382,533	349,159	—
Other assets	8,039	22,387	—	—
Total Assets	$70,594,997	$3,190,304,769	$1,003,236,676	$28,256,903
Liabilities:
Payable for investments purchased	$383,765	$3,169,907	$14,108	$165,867
Payable for shares of beneficial interest repurchased	36,938	8,064,520	1,655,199	—
Payable for compensation of manager (Note 3)	45,324	2,361,476	742,352	20,825
Payable for distribution fees (Note 3)	13,248	73,856	27,317	19
Payable to custodian	34,571	231,361	50,920	6,913
Payable to transfer agent (Note 3)	10,531	152,858	63,232	572
Other accrued expenses and liabilities	6,346	277,656	88,254	6,083
Total Liabilities	$530,723	$14,331,634	$2,641,382	$200,279
Net Assets	$70,064,274	$3,175,973,135	$1,00,595,294	$28,056,624

Investments at cost	$67,189,324	$2,874,049,914	$989,975,222	$25,132,221

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2023
PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2023

	Emerging Markets World Equity	Foreign Value	Foreign Value Small Cap	International Opportunities
Components of Net Assets:
Shares of beneficial interest	$107,159,476	$3,194,334,101	$1,082,726,144	$26,188,307
Total distributable earnings (loss)	(37,095,202)	(18,360,966)	(82,130,850)	1,868,317
Net Assets Applicable to Outstanding Shares	$70,064,274	$3,175,973,135	$1,000,595,294	$28,056,624
Computation of Net Assets:
Ordinary Shares
Net assets applicable to outstanding shares	$64,176,941	$353,812,376	$129,983,158	$94,485
Shares Outstanding	3,245,672	16,683,465	9,144,985	8,092
Net asset value and redemption proceeds per share	$19.77	$21.21	$14.21	$11.68
Institutional Shares
Net assets applicable to outstanding shares	$5,132,392	$2,338,036,794	$609,580,629	$3,438,210
Shares outstanding	254,367	110,710,424	42,887,141	291,195
Net asset value and redemption proceeds per share	$20.18	$21.12	$14.21	$11.81
R6 Shares
Net assets applicable to outstanding shares	$754,941	$484,123,965	$261,031,507	$24,523,929
Shares Outstanding	86,222	46,171,442	25,571,627	2,078,338
Net asset value and redemption proceeds per share	$8.76	$10.49	$10.21	$11.80

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

PEAR TREE FUNDS

STATEMENT OF OPERATIONS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2023
	Small Cap	Quality	Environmental Opportunities
Investment Income:
Dividends (a)	$1,657,329	$2,808,300	$378,167
Interest	64,215	89,229	160,281
Total Investment Income	$1,721,544	$2,897,529	$538,448
Expenses:
Compensation of manager (Note 3)	627,273	1,779,306	710,201
Distribution fees, Ordinary Shares (Note 3)	173,368	288,338	24,753
Administrative fees (Note 3)	23,638	53,603	21,338
Custodian and fund accounting fees	23,368	34,020	35,648
Regulatory and Compliance (Note 3)	4,138	9,374	3,743
Transfer agent fees (Note 3):
Ordinary Shares	114,330	187,592	16,059
Institutional Shares	14,944	98,827	96,829
R6 Shares	—	—	173
Audit and legal	8,578	13,751	6,036
Registration fees	31,979	38,438	36,828
Tax reclaim service fee	—	—	—
Insurance	1,471	3,346	1,328
Compensation of trustees (Note 3)	3,549	8,022	3,205
Printing	5,261	11,865	4,721
Miscellaneous	4,244	9,590	3,813
Total expenses before waivers/reimbursements/reductions	1,036,141	2,536,072	964,675
Management Fee Waiver (Note 3)	—	(577,153)	(71,020)
Transfer Agent Fee Waiver Institutional Shares (Note 3)	(10,874)	(72,115)	(71,672)
Manager Reimbursement (Note 3)	—	(20,422)	(104,053)
Expenses, Net	$1,025,267	$1,866,382	$717,930
Net Investment income/(loss)	$696,277	$1,031,147	$(179,482)

Realized and unrealized gain/(loss) on investments,foreign currency, and foreign translation:

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2023
PEAR TREE FUNDS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2023

	Small Cap	Quality	Environmental Opportunities
Net realized gain/(loss) (Note 2) on:
Investments (b)	$(639,542)	$11,458,566	$(2,894,209)
Realized gain distribution from regulated investment company	45,575	—	—
Foreign denominated assets, liabilities, and currency	1,921	(50)	(1,661)
Change in unrealized appreciation/(depreciation) of:
Investments	(2,952,789)	(15,546,205)	(7,753,090)
Foreign denominated assets, liabilities, and currency	(703)	(40)	484
Net change in deferred non-U.S. Taxes	—	—	—
Net realized and unrealized gain/(loss) on investment and foreign currency	(3,545,538)	(4,087,729)	(10,648,476)
Net increase/(decrease) in net assets resulting from operations	$(2,849,261)	$(3,056,582)	$(10,827,958)

(a)
Dividends are net of foreign withholding taxes of  $ 15,555 for Small Cap, $ 105,071 for Quality, and $ 22,955 for Environmental Opportunities. Dividends are net of ADR Issuance Fees of  $0 for Small Cap, $ 15,337 for Quality, and  $ 0 for Environmental Opportunities.

(b)
Net realized gains on investments are net of foreign withholding taxes of  $ 0 for Small Cap, $ 0 for Quality, $ 0 for Environmental Opportunities.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2023
PEAR TREE FUNDS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2023

	Emerging Markets World Equity	Foreign Value	Foreign Value Small Cap	International Opportunities
Investment Income:
Dividends (a)	1,694,767	119,792,992	35,432,525	730,549
Interest	20,181	991,053	729,771	37,248
Total Investment Income	$1,714,948	$120,784,045	$36,162,296	$767,797
Expenses:
Compensation of manager (Note 3)	755,658	34,989,630	10,214,143	215,119
Distribution fees, Ordinary Shares (Note 3)	173,509	897,872	357,956	265
Administrative fees (Note 3)	23,304	1,078,639	311,228	7,119
Custodian and fund accounting fees	163,709	1,017,484	327,258	38,693
Regulatory and Compliance (Note 3)	4,049	187,447	54,220	1,245
Transfer agent fees (Note 3):
Ordinary Shares	114,485	578,236	230,763	171
Institutional Shares	8,592	4,103,484	1,028,734	5,208
R6 Shares	143	65,118	26,910	2,439
Audit and legal	31,048	315,052	97,620	13,886
Registration fees	37,344	146,280	102,827	10,129
Tax reclaim service fee	—	467,024	—	—
Insurance	1,476	68,324	19,566	441
Compensation of trustees (Note 3)	3,446	159,666	46,342	1,072
Printing	5,085	235,831	68,827	1,611
Miscellaneous	4,132	191,074	55,452	1,283
Total expenses before waivers/reimbursements/reductions	1,325,980	44,501,161	12,941,846	298,681
Management Fee Waiver (Note 3)	(166,245)	(3,498,963)	(1,021,414)	—
Transfer Agent Fee Waiver Institutional Shares (Note 3)	(6,249)	(3,058,414)	(765,907)	(3,862)
Manager Reimbursement (Note 3)	(1,603)	(409,477)	—	—
Expenses, Net	$1,151,883	$37,534,307	$11,154,525	$294,819
Net Investment income/(loss)	$563,065	$83,249,738	$25,007,771	$472,978

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2023
PEAR TREE FUNDS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2023

	Emerging Markets World Equity	Foreign Value	Foreign Value Small Cap	International Opportunities
Realized and unrealized gain/(loss) on investments,foreign currency, and foreign translation:
Net realized gain/(loss) (Note 2) on:
Investments (b)	$(14,298,783)	$(217,546,948)	$(42,923,592)	$(887,465)
Realized gain distribution from regulated investment company	—	—	—	—
Foreign denominated assets, liabilities, and currency	(80,305)	(1,717,983)	75,059	(28,183)
Change in unrealized appreciation/(depreciation) of:
Investments	(2,207,511)	(125,739,857)	(57,718,115)	(839,395)
Foreign denominated assets, liabilities, and currency	3,170	(723,351)	(153,625)	996
Net change in deferred non-U.S. taxes	107,482	—	—	—
Net realized and unrealized gain/(loss) on investment and foreign currency	(16,475,947)	(345,728,139)	(100,720,273)	(1,754,047)
Net increase/(decrease) in net assets resulting from operations	$(15,912,882)	$(262,478,401)	$(75,712,502)	$(1,281,069)

(a)
Dividends are net of foreign withholding taxes of  $ 199,097 for Emerging Markets World Equity, $ 14,061,268 for Foreign Value, $ 3,760,836 for Foreign Value Small Cap, and $ 102,852 for International Opportunities. Dividends are net of ADR Issuance Fees of  $ 467 for Emerging Markets World Equity, $ 0 for Foreign Value, $ 0 for Foreign Value Small Cap, and   $ 0 for International Opportunities.

(b)
Net realized gains on investments are net of foreign withholding taxes of  $ 36,929 for Emerging Markets World Equity,     $0 for Foreign Value, $ 0 for Foreign Value Small Cap, and $ 0 for international Opportunities.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Small Cap
	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$696,277	$602,634
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(592,046)	11,242,755
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(2,953,492)	(9,082,838)
Net increase/(decrease) from operations	$(2,849,261)	$2,762,551
Distributions to shareholders
Ordinary Shares	$(6,464,206)	$(6,540,106)
Institutional Shares	$664,111)	(610,963)
R6 Shares	—	—
Total distributions to shareholders	$(7,128,317)	$(7,151,069)
Capital Stock Transactions
Shares Sold
Ordinary Shares	$2,248,227	$2,967,567
Institutional Shares	2,232,107	83,581
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	4,899,553	5,033,284
Institutional Shares	661,740	608,439
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(5,892,276)	(15,658,588)
Institutional Shares	(207,242)	(103,550)
R6 Shares	—	—
Net increase (decrease) from capital stock transactions	$3,942,109	$(7,069,267)
Net Increase (Decrease) in Net Assets	$(6,035,469)	$(11,457,785)
Net Assets Beginning of Year	84,214,773	95,672,558
Net Assets at End of Year	$78,179,304	$84,214,773

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Small Cap
	Year Ended March 31, 2023	Year Ended March 31, 2022
Share Transactions
Shares sold
Ordinary Shares	90,943	107,174
Institutional Shares	77,160	2,490
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	210,552	192,698
Institutional Shares	22,631	18,902
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(243,371)	(578,260)
Institutional Shares	(6,813)	(3,123)
R6 Shares	—	—
Increase (Decrease) In Shares Outstanding	151,102	(260,119)

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Quality
	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,031,147	$745,582
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	11,458,516	24,981,031
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(15,546,245)	(5,398,371)
Net increase/(decrease) from operations	$(3,056,582)	$20,328,242
Distributions to shareholders
Ordinary Shares	$(14,603,353)	$(14,706,141)
Institutional Shares	(7,561,699)	(7,125,736)
R6 Shares	—	—
Total distributions to shareholders	$(22,165,052)	$(21,831,877)
Capital Stock Transactions
Shares Sold
Ordinary Shares	$9,378,653	$14,781,889
Institutional Shares	36,873,575	44,369,782
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	10,844,603	10,923,799
Institutional Shares	7,442,002	6,842,604
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(15,117,857)	(33,495,123)
Institutional Shares	(31,597,820)	(31,633,118)
R6 Shares	—	—
Net increase (decrease) from capital stock transactions	$17,823,156	$11,789,833
Net Increase (Decrease) in Net Assets	$(7,398,478)	$10,286,198
Net Assets Beginning of Year	194,662,217	184,376,019
Net Assets at End of Year	$187,263,739	$194,662,217

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Quality
	Year Ended March 31, 2023	Year Ended March 31, 2022
Share Transactions
Shares sold
Ordinary Shares	500,564	651,564
Institutional Shares	1,745,448	1,748,272
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	624,689	485,071
Institutional Shares	378,343	272,180
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(806,350)	(1,469,950)
Institutional Shares	(1,502,693)	(1,293,802)
R6 Shares	—	—
Increase (Decrease) In Shares Outstanding	940,001	393,335

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Environmental Opportunities
	Year Ended March 31, 2023	Seven Months Ended March 31, 2022	Year Ended August 31, 2021 (1)
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$(179,482)	$(322,833)	$(258,879)
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(2,895,870)	(1,171,230)	4,248,814
Unrealized appreciation/ (depreciation) of investments, foreign denominated assets, liabilities, and currency	(7,752,606)	(9,840,158)	12,264,812
Net increase/(decrease) from operations	$(10,827,958)	$(11,334,221)	$16,254,747
Distributions to shareholders
Ordinary Shares	$(529)	$(291,568)	$(814)*
Institutional Shares	(3,042)	(3,993,301)	(499,608)**
R6 Shares	(148)	(132,178)	—
Total distributions to shareholders	$(3,719)	$(4,417,047)	$(500,422)
Capital Stock Transactions
Shares sold
Ordinary Shares	$2,820,299	$10,859,834	$239,425*
Institutional Shares	13,113,359	18,791,730 (2)	38,602,457**
R6 Shares	676,582	1,471,237	—
Distributions reinvested
Ordinary Shares	516	278,452	814*
Institutional Shares	2,682	3,813,420	483,049**
R6 Shares	148	132,178	—
Shares redeemed
Ordinary Shares	(393,941)	(260,743)	(60,064)*
Institutional Shares	(9,641,588)	(9,039,822)	(10,734,342)**
R6 Shares	(31,548)	(10,000)	—
Net increase (decrease) from capital stock transactions	$6,546,509	$26,036,286	$28,531,339
Net Increase (Decrease) in Net Assets	$(4,285,168)	$10,285,018	$44,285,664
Net Assets Beginning of Year	77,109,401	66,824,383	22,538,719
Net Assets at End of Year	$72,824,233	$77,109,401	$66,824,383

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Environmental Opportunities
	Year Ended March 31, 2023	Seven Months Ended March 31, 2022	Year Ended August 31, 2021 (1)
Share Transactions
Shares sold
Ordinary Shares	199,101	581,830	12,817*
Institutional Shares	933,096	1,042,806	2,139,067**
R6 Shares	107,540	159,504	—
Distributions reinvested
Ordinary Shares	36	14,867	48*
Institutional Shares	186	201,449	28,183**
R6 Shares	22	15,281	—
Shares redeemed
Ordinary Shares	(28,953)	(14,478)	(3,284)*
Institutional Shares	(693,789)	(463,098)	(658,911)**
R6 Shares	(5,073)	(1,332)	—
Increase (Decrease) In Shares Outstanding	512,166	1,536,829	1,517,920

*
Formerly Known as Investor Class

**
Formerly Known as Institutional Class

(1)
Figures presented are for Essex Environmental Opportunities Fund, which was merged into Environmental Opportunities Fund on August 31, 2021. At the time of the transaction, Environmental Opportunities Fund was a new series of the Trust without any assets or liabilities. For more information relating to that transaction, see Note 1.

(2)
Includes contributions to capital from investment managers/brokers for : Institutional $ 28,906.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets World Equity
	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$563,065	$130,951
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(14,379,088)	4,448,977
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, currency, and deferred non-U.S.taxes	(2,096,859)	(19,459,133)
Net increase/(decrease) from operations	$(15,912,882)	$(14,879,205)
Distributions to shareholders
Ordinary Shares	—	$(8,030,841)
Institutional Shares	—	(600,538)
R6 Shares	—	(217,862)
Total distributions to shareholders	—	$(8,849,241)
Capital Stock Transactions
Shares Sold
Ordinary Shares	$5,082,009	$4,331,051
Institutional Shares	409,272	1,856,822
R6 Shares	38,594	152,405
Distributions reinvested
Ordinary Shares	—	5,568,160
Institutional Shares	—	599,372
R6 Shares	—	212,658
Shares redeemed
Ordinary Shares	(13,602,222)	(10,244,687)
Institutional Shares	(513,945)	(1,534,777)
R6 Shares	(267,906)	(70,750)
Net increase (decrease) from capital stock transactions	$(8,854,198)	$870,254
Net Increase (Decrease) in Net Assets	$(24,767,080)	$(22,858,192)
Net Assets Beginning of Year	94,831,354	117,689,546
Net Assets at End of Year	$70,064,274	$94,831,354

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets World Equity
	Year Ended March 31, 2023	Year Ended March 31, 2022
Share Transactions
Shares sold
Ordinary Shares	256,404	159,027
Institutional Shares	20,244	62,864
R6 Shares	4,489	12,022
Distributions reinvested
Ordinary Shares	—	206,381
Institutional Shares	—	21,883
R6 Shares	—	17,931
Shares redeemed
Ordinary Shares	(706,573)	(349,958)
Institutional Shares	(25,726)	(52,692)
R6 Shares	(31,871)	(4,851)
Increase (Decrease) In Shares Outstanding	(483,033)	72,607

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value
	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$83,249,738	$78,115,158
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(219,264,931)	688,330
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(126,463,208)	(327,693,562)
Net increase/(decrease) from operations	$(262,478,401)	$(248,890,074)
Distributions to shareholders
Ordinary Shares	$(5,146,514)	$(4,591,705)
Institutional Shares	(44,269,730)	(43,903,649)
R6 Shares	(23,568,766)	(19,770,286)
Total distributions to shareholders	$(72,985,010)	$(68,265,640)
Capital Stock Transactions
Shares Sold
Ordinary Shares	$17,679,276*	$17,336,728
Institutional Shares	486,773,497	922,940,398**
R6 Shares	101,794,981*	151,572,016
Distributions reinvested
Ordinary Shares	4,688,581	4,221,677
Institutional Shares	38,988,500	39,241,541
R6 Shares	17,104,236	13,829,936
Shares redeemed
Ordinary Shares	(62,081,863)	(91,041,441)
Institutional Shares	(1,142,075,586)	(500,128,832)
R6 Shares	(276,101,627)	(79,987,622)
Net increase (decrease) from capital stock transactions	$(813,230,005)	$477,984,401
Net Increase (Decrease) in Net Assets	$(1,148,693,416)	$160,828,687
Net Assets Beginning of Year	4,324,666,551	4,163,837,864
Net Assets at End of Year	$3,175,973,135	$4,324,666,551

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value
	Year Ended March 31, 2023	Year Ended March 31, 2022
Share Transactions
Shares sold
Ordinary Shares	839,046	703,522
Institutional Shares	24,784,726	38,709,068
R6 Shares	10,306,774	12,237,305
Distributions reinvested
Ordinary Shares	233,611	179,340
Institutional Shares	1,953,332	1,675,557
R6 Shares	1,725,957	1,168,069
Shares redeemed
Ordinary Shares	(3,090,121)	(3,758,620)
Institutional Shares	(57,662,966)	(20,911,215)
R6 Shares	(27,214,713)	(6,490,474)
Increase (Decrease) In Shares Outstanding	(48,124,354)	23,512,552

*
Includes contributions to capital from investment managers/brokers for: Ordinary $ 1 and R6 $ 222.

**
Includes contributions to capital from investment managers/brokers for: Institutional $579.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value Small Cap
	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$25,007,771	$16,570,067
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(42,848,533)	53,829,574
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(57,871,740)	(115,099,695)
Net increase/(decrease) from operations	$(75,712,502)	$(44,700,054)
Distributions to shareholders
Ordinary Shares	$(5,941,012)	$(4,067,837)
Institutional Shares	(27,992,923)	(18,229,791)
R6 Shares	(15,300,134)	(9,053,210)
Total distributions to shareholders	$(49,234,069)	$(31,350,838)
Capital Stock Transactions
Shares Sold
Ordinary Shares	$14,865,458	$43,445,533
Institutional Shares	198,065,956	342,093,034
R6 Shares	92,514,601	194,602,351
Distributions reinvested
Ordinary Shares	4,896,246	3,448,629
Institutional Shares	25,981,835	17,073,940
R6 Shares	13,472,896	8,838,438
Shares redeemed
Ordinary Shares	(43,573,668)	(62,075,182)
Institutional Shares	(288,838,534)	(186,754,373)
R6 Shares	(75,496,943)	(50,675,577)
Net increase (decrease) from capital stock transactions	$(58,112,153)	$309,996,793
Net Increase (Decrease) in Net Assets	$(183,058,724)	$233,945,901
Net Assets Beginning of Year	1,183,654,018	949,708,117
Net Assets at End of Year	$1,000,595,294	$1,183,654,018

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value Small Cap
	Year Ended March 31, 2023	Year Ended March 31, 2022
Share Transactions
Shares sold
Ordinary Shares	1,083,419	2,535,613
Institutional Shares	14,330,269	20,129,524
R6 Shares	8,879,839	15,267,292
Distributions reinvested
Ordinary Shares	365,119	209,898
Institutional Shares	1,938,943	1,040,459
R6 Shares	1,400,509	737,151
Shares redeemed
Ordinary Shares	(3,133,982)	(3,684,140)
Institutional Shares	(21,168,711)	(11,174,781)
R6 Shares	(7,224,195)	(4,127,243)
Increase (Decrease) In Shares Outstanding	(3,528,790)	20,933,773

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	International Opportunities
	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$472,978	$292,193
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(915,648)	1,112,174
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(838,399)	(862,838)
Net increase/(decrease) from operations	$(1,281,069)	$541,529
Distributions to shareholders
Ordinary Shares	$(1,346)	$(18,331)
Institutional Shares	(58,893)	(1,422,112)
R6 Shares	(364,743)	(1,338,237)
Total distributions to shareholders	$(424,982)	$(2,778,680)
Capital Stock Transactions
Shares Sold
Ordinary Shares	$500	$130,000
Institutional Shares	147,099	10,000
R6 Shares	3,630,407	10,855,515
Distributions reinvested
Ordinary Shares	1,346	18,331
Institutional Shares	55,863	1,422,112
R6 Shares	364,743	1,338,237
Shares redeemed
Ordinary Shares	(26,459)	(90,689)
Institutional Shares	(176,361)	(9,399,214)
R6 Shares	(168,409)	(2,836)
Net increase (decrease) from capital stock transactions	$3,828,729	$4,281,456
Net Increase (Decrease) in Net Assets	$2,122,678	$2,044,305
Net Assets Beginning of Year	25,933,946	23,889,641
Net Assets at End of Year	$28,056,624	$25,933,946

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	International Opportunities
	Year Ended March 31, 2023	Year Ended March 31, 2022
Share Transactions
Shares sold
Ordinary Shares	43	9,537
Institutional Shares	15,517	819
R6 Shares	334,586	808,247
Distributions reinvested
Ordinary Shares	123	1,387
Institutional Shares	5,055	106,685
R6 Shares	33,038	100,393
Shares redeemed
Ordinary Shares	(2,368)	(6,778)
Institutional Shares	(16,382)	(696,183)
R6 Shares	(14,591)	(204)
Increase (Decrease) In Shares Outstanding	355,021	323,903

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$26.02	$27.43	$15.45	$23.97	$25.48
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.20	0.17	0.14	0.15	0.07
Net realized and unrealized gain/(loss) on securities	(1.05)	0.63	12.00	(6.73)	0.22
Total from Investment Operations	(0.85)	0.80	12.14	(6.58)	0.29
Less Distributions:
Dividends from net investment income	(0.10)	(0.15)	(0.16)	(0.14)	(0.01)
Distributions from realized capital gains	(2.20)	(2.06)	—	(1.80)	(1.79)
Total Distributions	(2.30)	(2.21)	(0.16)	(1.94)	(1.80)
Net Asset Value, End of Period	$22.87	$26.02	$27.43	$15.45	$23.97
Total Return	(3.39)%	2.89%	78.75%	(30.27)%	1.87%
Net Assets, End of Period (000s)	$67,389	$75,159	$86,880	$60,008	$118,314
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.35%	1.33%	1.37%	1.35%	1.34%
Net	1.35%	1.33%	1.37%	1.35%	1.34%
Ratio of net investment income (loss) to average net assets(c)	0.85%	0.61%	0.66%	0.63%	0.29%
Portfolio Turnover	30%	23%	33%	28%	24%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$32.10	$33.32	$18.73	$28.67	$30.07
Income from Investment Operations:
Net investment income (loss) (a) (b) (c)	0.36	0.32	0.26	0.27	0.21
Net realized and unrealized gain/(loss) on securities	(1.30)	0.78	14.57	(8.17)	0.28
Total from Investment Operations	(0.94)	1.10	14.83	(7.90)	0.49
Less Distributions:
Dividends from net investment income	(0.19)	(0.26)	(0.24)	(0.24)	(0.10)
Distributions from realized capital gains	(2.20)	(2.06)	—	(1.80)	(1.79)
Total Distributions	(2.39)	(2.32)	(0.24)	(2.04)	(1.89)
Net Asset Value, End of Period	$28.77	$32.10	$33.32	$18.73	$28.67
Total Return	(3.02)%	3.27%	79.43%	(30.02)%	2.30%
Net Assets, End of Period (000s)	$10,790	$9,055	$8,792	$5,681	$4,839
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.10%	1.08%	1.12%	1.10%	1.08%
Net	0.98%	0.96%	1.00%	0.98%	0.96%
Ratio of net investment income (loss) to average net assets(b)(c)	1.21%	0.97%	1.04%	1.02%	0.65%
Portfolio Turnover	30%	23%	33%	28%	24%

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.11	$21.14	$15.06	$18.66	$18.83
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.08	0.06	0.10	0.12	0.14
Net realized and unrealized gain/(loss) on securities	(0.57)	2.35	7.55	(0.19)	2.23
Total from Investment Operations	(0.49)	2.41	7.65	(0.07)	2.37
Less Distributions:
Dividends from net investment income	(0.08)	(0.05)	(0.10)	(0.15)	(0.12)
Distributions from realized capital gains	(2.35)	(2.39)	(1.47)	(3.38)	(2.42)
Total Distributions	(2.43)	(2.44)	(1.57)	(3.53)	(2.54)
Net Asset Value, End of Period	$18.19	$21.11	$21.14	$15.06	$18.66
Total Return	(1.78)%	10.66%	51.83%	(2.98)%	14.16%
Net Assets, End of Period (000s)	$118,065	$130,244	$137,485	$97,951	$137,643
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.51%	1.50%	1.52%	1.54%	1.54%
Net	1.19%	1.16%	1.22%	1.27%	1.25%
Ratio of net investment income (loss) to average net assets(b)(c)	0.44%	0.24%	0.53%	0.62%	0.72%
Portfolio Turnover	34%	31%	41%	35%	57%

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$23.59	$23.39	$16.53	$20.18	$20.15
Income from Investment Operations:
Net investment income (loss) (a) (b) (c)	0.17	0.16	0.20	0.21	0.23
Net realized and unrealized gain/(loss) on securities	(0.62)	2.60	8.30	(0.25)	2.40
Total from Investment Operations	(0.45)	2.76	8.50	(0.04)	2.63
Less Distributions:
Dividends from net investment income	(0.15)	(0.17)	(0.17)	(0.23)	(0.18)
Distributions from realized capital gains	(2.35)	(2.39)	(1.47)	(3.38)	(2.42)
Total Distributions	(2.50)	(2.56)	(1.64)	(3.61)	(2.60)
Net Asset Value, End of Period	$20.64	$23.59	$23.39	$16.53	$20.18
Total Return	(1.38)%	11.09%	52.42%	(2.62)%	14.59%
Net Assets, End of Period (000s)	$69,199	$64,418	$46,891	$9,624	$6,084
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.26%	1.25%	1.27%	1.29%	1.29%
Net	0.79%	0.78%	0.80%	0.90%	0.87%
Ratio of net investment income (loss) to average net assets(b)(c)	0.84%	0.62%	0.92%	1.04%	1.08%
Portfolio Turnover	34%	31%	41%	35%	57%

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Pear Tree Essex Environmental Opportunities Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Year Ended		Years Ended August 31,*
	March 31, 2023	Seven Months Ended March 31, 2022(1)	2021	2020	2019
Net Asset Value, Beginning of Period	$16.13	$20.12	$12.63	$10.05	$10.69
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	(0.07)	(0.09)	(0.06)	(0.06)	(0.02)
Net realized and unrealized gain/(loss) on securities	(2.19)	(2.69)	7.83	2.64	(0.62)
Total from Investment Operations	(2.26)	(2.78)	7.77	2.58	(0.64)
Less Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized capital gains	0.00(2)	(1.21)	(0.28)	—	—
Total Distributions	0.00(2)	(1.21)	(0.28)	—	—
Net Asset Value, End of Period	$13.87	$16.13	$20.12	$12.63	$10.05
Total Return	(14.01)%	(14.67)%(4)	61.95%	25.67%	(5.99)%
Net Assets, End of Period (000s)	$10,615	$9,601	$263	$44	$16
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.58%	2.11%(3)	1.55%	2.66%	4.22%
Net	1.23%	1.24%(3)	1.24%	1.24%	1.28%
Ratio of net investment income (loss) to average net assets(b)(c)	(0.47)%	(0.99)%(3)	(0.80)%	(0.63)%	(0.24)%
Portfolio Turnover	31%	9%	41%	37%	30%

The accompanying notes are an integral part of these financial statements.

Pear Tree Essex Environmental Opportunities Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Year Ended		Years Ended August 31,*
	March 31, 2023	Seven Months Ended March 31, 2022(1)	2021	2020	2019
Net Asset Value, Beginning of Period	$16.32	$20.32	$12.72	$10.10	$10.71
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	(0.03)	(0.08)	(0.07)	(0.03)	—(2)
Net realized and unrealized gain/(loss) on securities	(2.22)	(2.71)	7.95	2.65	(0.61)
Total from Investment Operations	(2.25)	(2.79)	7.88	2.62	(0.61)
Less Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized capital gains	0.00(2)	(1.21)	(0.28)	—	—
Total Distributions	0.00(2)	(1.21)	(0.28)	—	—
Net Asset Value, End of Period	$14.07	$16.32	$20.32	$12.72	$10.10
Total Return	(13.78)%	(14.57)%(4)	62.39%	25.94%	(5.70)%
Net Assets, End of Period (000s)	$60,435	$66,215	$66,561	$22,494	$8,893
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.33%	2.30%(3)	1.30%	2.41%	3.97%
Net	0.98%	0.99%(3)	0.99%	0.99%	1.03%
Ratio of net investment income (loss) to average net assets(b)(c)	(0.22)%	(0.77)%(3)	(0.55)%	(0.37)%	(0.02)%
Portfolio Turnover	31%	9%	41%	37%	30%

The accompanying notes are an integral part of these financial statements.

Pear Tree Essex Environmental Opportunities Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	R 6 Shares
	Year Ended March 31, 2023	Commencement of Operations to the Seven Months Ended March 31, 2022 (1)
Net Asset Value, Beginning of Period	$7.46	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (b) (c)	(0.01)	(0.03)
Net realized and unrealized gain/(loss) on securities	(1.02)	(1.30)
Total from Investment Operations	(1.03)	(1.33)
Less Distributions:
Dividends from net investment income	—	—
Distributions from realized capital gains	0.00 (2)	(1.21)
Total Distributions	0.00 (2)	(1.21)
Net Asset Value, End of Period	$6.43	$7.46
Total Return	(13.80)%	(15.00)% (4)
Net Assets, End of Period (000s)	$1,774	$1,293
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.18%	2.08% (3)
Net	0.93%	0.95% (3)
Ratio of net investment income (loss) to average net assets(b)(c)	(0.17)%	(0.71)% (3)
Portfolio Turnover	31%	9%

(1)
Commenced operations September 1, 2021.

(2)
Rounds to less than $0.005 per share

(3)
Annualized

(4)
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment companies in which the Fund invests.

*
Figures presented are for Essex Environmental Opportunities Fund, which was merged into Environmental Opportunities Fund on August 31, 2021. At the time of the transaction, Environmental Opportunities Fund was a new series of the Trust without any assets or liabilities. For more information relating to that transaction, see Note 1 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$23.65	$29.76	$18.21	$20.86	$23.29
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.14	0.02	(0.04)	0.22	0.38
Net realized and unrealized gain/(loss) on securities	(4.02)	(3.83)	11.83	(2.53)	(2.36)
Total from Investment Operations	(3.88)	(3.81)	11.79	(2.31)	(1.98)
Less Distributions:
Dividends from net investment income	—	(0.40)	(0.24)	(0.34)	(0.45)
Distributions from realized capital gains	—	(1.90)	—	—	—
Total Distributions	—	(2.30)	(0.24)	(0.34)	(0.45)
Net Asset Value, End of Period	$19.77	$23.65	$29.76	$18.21	$20.86
Total Return	(16.41)%	(13.75)%	64.78%	(11.35)%	(8.31)%
Net Assets, End of Period (000s)	$64,177	$87,401	$109,522	$64,322	$89,347
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.78%	1.64%	1.68%	1.70%	1.67%
Net	1.56%	1.42%	1.46%	1.48%	1.46%
Ratio of net investment income (loss) to average net assets(b)(c)	0.71%	0.09%	(0.16)%	1.01%	1.81%
Portfolio Turnover	117%	103%	128%	104%	172%(e)

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$24.04	$30.22	$18.47	$21.16	$23.63
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.22	0.13	0.06	0.26	0.48
Net realized and unrealized gain/(loss) on securities	(4.08)	(3.90)	12.02	(2.52)	(2.42)
Total from Investment Operations	(3.86)	(3.77)	12.08	(2.26)	(1.94)
Less Distributions:
Dividends from net investment income	—	(0.51)	(0.33)	(0.43)	(0.53)
Distributions from realized capital gains	—	(1.90)	—	—	—
Total Distributions	—	(2.41)	(0.33)	(0.43)	(0.53)
Net Asset Value, End of Period	$20.18	$24.04	$30.22	$18.47	$21.16
Total Return	(16.06)%	(13.43)%	65.44%	(11.02)%	(7.94)%
Net Assets, End of Period (000s)	$5,132	$6,247	$6,885	$4,440	$5,061
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.53%	1.39%	1.43%	1.45%	1.41%
Net	1.19%	1.05%	1.09%	1.11%	1.08%
Ratio of net investment income (loss) to average net assets (b)(c)	1.08%	0.46%	0.21%	1.19%	2.21%
Portfolio Turnover	117%	103%	128%	104%	172%(e)

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	R6 Shares
	Years Ended				January 28, 2019 (1) through March 31, 2019
	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.41	$14.49	$8.96	$10.47	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.11	0.07	0.04	0.18	0.01
Net realized and unrealized gain/(loss) on securities	(1.76)	(1.72)	5.83	(1.26)	0.46
Total from Investment Operations	(1.65)	(1.65)	5.87	(1.08)	0.47
Less Distributions:
Dividends from net investment income	—	(0.53)	(0.34)	(0.43)	—
Distributions from realized capital gains	—	(1.90)	—	—	—
Total Distributions	—	(2.43)	(0.34)	(0.43)	—
Net Asset Value, End of Period	$8.76	$10.41	$14.49	$8.96	$10.47
Total Return	(15.85)%	(13.44)%	65.58%	(10.95)%	4.70% (3)
Net Assets, End of Period (000s)	$755	$1,183	$1,282	$566	$105
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.37%	1.24%	1.28%	1.30%	1.64% (2)
Net	0.98%	0.99%	0.99%	0.99%	0.99% (2)
Ratio of net investment income (loss) to average net assets(b)(c)	1.28%	0.52%	0.29%	1.58%	0.44% (2)
Portfolio Turnover	117%	103%	128%	104%	172% (e)

(1)
Commenced operations January 28, 2019

(2)
Annualized.

(3)
Not Annualized.

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment companies in which the Fund invests.

(e)
Turnover is higher due to Emerging Markets acquiring assets of Pear Tree PanAgora Risk Parity Emerging Markets Fund as of May 8, 2018.

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$22.68	$24.33	$14.83	$20.77	$21.75
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.40	0.35	0.23	0.44	0.38
Net realized and unrealized gain/(loss) on securities	(1.57)	(1.76)	9.62	(6.13)	(1.17)
Total from Investment Operations	(1.17)	(1.41)	9.85	(5.69)	(0.79)
Less Distributions:
Dividends from net investment income	(0.30)	(0.24)	(0.35)	(0.25)	(0.11)
Distributions from realized capital gains	—	—	—	—	(0.08)
Total Distributions	(0.30)	(0.24)	(0.35)	(0.25)	(0.19)
Net Asset Value, End of Period	$21.21	$22.68	$24.33	$14.83	$20.77
Total Return	(5.10)%	(5.84)%	66.76%	(27.75)%	(3.56)%
Net Assets, End of Period (000s)	$353,812	$424,110	$524,972	$435,137	$784,820
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.52%	1.50%	1.50%	1.50%	1.51%
Net	1.42%(f)	1.40%(e)	1.40%	1.40%	1.41%
Ratio of net investment income (loss) to average net assets(b)(c)	2.00%	1.45%	1.18%	2.13%	1.80%
Portfolio Turnover	15%	19%	23%	28%	12%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$22.59	$24.25	$14.78	$20.71	$21.71
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.48	0.44	0.31	0.50	0.42
Net realized and unrealized gain/(loss) on securities	(1.57)	(1.76)	9.60	(6.09)	(1.14)
Total from Investment Operations	(1.09)	(1.32)	9.91	(5.59)	(0.72)
Less Distributions:
Dividends from net investment income	(0.38)	(0.34)	(0.44)	(0.34)	(0.20)
Distributions from realized capital gains	—	—	—	—	(0.08)
Total Distributions	(0.38)	(0.34)	(0.44)	(0.34)	(0.28)
Net Asset Value, End of Period	$21.12	$22.59	$24.25	$14.78	$20.71
Total Return	(4.74)%	(5.51)%	67.42%	(27.50)%	(3.20)%
Net Assets, End of Period (000s)	$2,338,037	$3,199,601	$2,962,171	$1,740,528	$2,509,455
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.27%	1.26%	1.25%	1.25%	1.26%
Net	1.05%(f)	1.04%(e)	1.03%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets(b)(c)	2.41%	1.84%	1.56%	2.45%	1.98%
Portfolio Turnover	15%	19%	23%	28%	12%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	R6 Shares
	Years Ended March 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.42	$12.43	$7.72	$10.97	$11.65
Income from Investment Operations:
Net investment income (loss) (a) (b) (c)	0.25	0.24	0.17	0.25	0.25
Net realized and unrealized gain/(loss) on securities	(0.80)	(0.91)	4.98	(3.16)	(0.64)
Total from Investment Operations	(0.55)	(0.67)	5.15	(2.91)	(0.39)
Less Distributions:
Dividends from net investment income	(0.38)	(0.34)	(0.44)	(0.34)	(0.21)
Distributions from realized capital gains	—	—	—	—	(0.08)
Total Distributions	(0.38)	(0.34)	(0.44)	(0.34)	(0.29)
Net Asset Value, End of Period	$10.49	$11.42	$12.43	$7.72	$10.97
Total Return	(4.58)%	(5.46)%	67.52%	(27.43)%	(3.15)%
Net Assets, End of Period (000s)	$484,124	$700,956	$676,695	$384,224	$325,774
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.12%	1.10%	1.10%	1.10%	1.11%
Net	0.95% (f)	0.95% (e)	0.94%	0.94%	0.98%
Ratio of net investment income (loss) to average net assets(b)(c)	2.45%	1.90%	1.66%	2.28%	2.22%
Portfolio Turnover	15%	19%	23%	28%	12%

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment companies in which the Fund invests.

(e)
Ratio (Net) would have been 1.39% for Ordinary, 1.03% for Institutional, and 0.94% for R6 if the Trust did not engage a third-party to assist in reclaiming EU tax overpayments made by the fund.

(f)
Ratio (Net) would have been 1.41% for Ordinary, 1.04% for Institutional and 0.94% for R6 if the Trust did not engage a third-party to assist in reclaiming EU tax overpayments made by the fund.

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$15.76	$16.54	$10.07	$13.56	$15.63
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.29	0.20	0.12	0.65	0.33
Net realized and unrealized gain/(loss) on securities	(1.26)	(0.63)	6.88	(3.76)	(1.84)
Total from Investment Operations	(0.97)	(0.43)	7.00	(3.11)	(1.51)
Less Distributions:
Dividends from net investment income	(0.58)	(0.15)	(0.53)	(0.38)	(0.24)
Distributions from realized capital gains	—	(0.20)	—	—	(0.32)
Total Distributions	(0.58)	(0.35)	(0.53)	(0.38)	(0.56)
Net Asset Value, End of Period	$14.21	$15.76	$16.54	$10.07	$13.56
Total Return	(5.95)%	(2.72)%	70.25%	(23.73)%	(9.33)%
Net Assets, End of Period (000s)	$129,983	$170,731	$194,665	$133,912	$222,526
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.52%	1.51%	1.53%	1.53%	1.53%
Net	1.42%	1.41%	1.43%	1.43%	1.43%
Ratio of net investment income (loss) to average net assets(b)(c)	2.09%	1.15%	0.90%	4.85%	2.29%
Portfolio Turnover	18%	29%	35%	33%	52%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$15.77	$16.54	$10.07	$13.57	$15.66
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.35	0.25	0.17	0.69	0.37
Net realized and unrealized gain/(loss) on securities	(1.28)	(0.61)	6.88	(3.76)	(1.83)
Total from Investment Operations	(0.93)	(0.36)	7.05	(3.07)	(1.46)
Less Distributions:
Dividends from net investment income	(0.63)	(0.21)	(0.58)	(0.43)	(0.31)
Distributions from realized capital gains	—	(0.20)	—	—	(0.32)
Total Distributions	(0.63)	(0.41)	(0.58)	(0.43)	(0.63)
Net Asset Value, End of Period	$14.21	$15.77	$16.54	$10.07	$13.57
Total Return	(5.65)%	(2.29)%	70.84%	(23.50)%	(8.95)%
Net Assets, End of Period (000s)	$609.581	$753,426	$625,221	$367,321	$766,409
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.27%	1.26%	1.28%	1.28%	1.28%
Net	1.05%	1.04%	1.06%	1.06%	1.06%
Ratio of net investment income (loss) to average net assets(b)(c)	2.50%	1.49%	1.27%	5.02%	2.57%
Portfolio Turnover	18%	29%	35%	33%	52%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	R6 Shares
	Years Ended March 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.53	$12.20	$7.53	$10.25	$12.02
Income from Investment Operations:
Net investment income (loss) (a) (b) (c)	0.25	0.17	0.13	0.55	0.24
Net realized and unrealized gain/(loss) on securities	(0.93)	(0.43)	5.12	(2.83)	(1.38)
Total from Investment Operations	(0.68)	(0.26)	5.25	(2.28)	(1.14)
Less Distributions:
Dividends from net investment income	(0.64)	(0.21)	(0.58)	(0.44)	(0.31)
Distributions from realized capital gains	—	(0.20)	—	—	(0.32)
Total Distributions	(0.64)	(0.41)	(0.58)	(0.44)	(0.63)
Net Asset Value, End of Period	$10.21	$11.53	$12.20	$7.53	$10.25
Total Return	(5.59)%	(2.23)%	70.90%	(23.46)%	(8.95)%
Net Assets, End of Period (000s)	$261,031	$259,496	$129,822	$96,708	$74,795
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.12%	1.12%	1.13%	1.13%	1.14%
Net	1.02%	1.02%	1.03%	1.03%	1.05%
Ratio of net investment income (loss) to average net assets(b)(c)	2.53%	1.35%	1.32%	5.62%	2.28%
Portfolio Turnover	18%	29%	35%	33%	52%

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,				January 30, 2019(1) through March 31, 2019
	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$12.69	$13.95	$7.98	$10.60	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.17	0.10	0.01	(0.05)	(0.04)
Net realized and unrealized gain/(loss) on securities	(1.03)	0.23	6.05	(2.54)	0.64
Total from Investment Operations	(0.86)	0.33	6.06	(2.59)	0.60
Less Distributions:
Dividends from net investment income	(0.15)	(0.16)	—	—	—
Distributions from realized capital gains	—	(1.43)	(0.09)	(0.03)	—
Total Distributions	(0.15)	(1.59)	(0.09)	(0.03)	—
Net Asset Value, End of Period	$11.68	$12.69	$13.95	$7.98	$10.60
Total Return	(6.69)%	1.90%	76.07%	(24.50)%	6.00% (3)
Net Assets, End of Period (000s)	$95	$131	$86	$49	$63
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.60%	1.63%	1.62%	1.90%	4.54% (2)
Net	1.60%	1.63%	1.62%	1.90%	4.54% (2)
Ratio of net investment income (loss) to average net assets(c)	1.56%	0.72%	0.12%	(0.44)%	(3.52)% (2)
Portfolio Turnover	57%	51%	55%	142%(e)	22% (3)

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,				January 30, 2019(1) through March 31, 2019
	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$12.83	$14.06	$8.02	$10.60	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.22	0.18	0.06	(0.01)	(0.04)
Net realized and unrealized gain/(loss) on securities	(1.04)	0.21	6.07	(2.54)	0.64
Total from Investment Operations	(0.82)	0.39	6.13	(2.55)	0.60
Less Distributions:
Dividends from net investment income	(0.20)	(0.19)	—	—	—
Distributions from realized capital gains	—	(1.43)	(0.09)	(0.03)	—
Total Distributions	(0.20)	(1.62)	(0.09)	(0.03)	—
Net Asset Value, End of Period	$11.81	$12.83	$14.06	$8.02	$10.60
Total Return	(6.32)%	2.37%	76.56%	(24.10)%	6.00% (3)
Net Assets, End of Period (000s)	$3,438	$3,682	$12,314	$6,995	$9,245
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.38%	1.34%	1.37%	1.65%	4.29% (2)
Net	1.26%	1.22%	1.25%	1.53%	4.17% (2)
Ratio of net investment income (loss) to average net assets(b)(c)	1.94%	1.21%	0.49%	(0.05)%	(3.15)% (2)
Portfolio Turnover	57%	51%	55%	142%(e)	22% (3)

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	R6 Shares
	Years Ended March 31,				January 30, 2019 (1) through March 31, 2019
	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$12.82	$14.07	$8.02	$10.60	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.22	0.15	0.06	(0.01)	(0.04)
Net realized and unrealized gain/(loss) on securities	(1.04)	0.23	6.08	(2.53)	0.64
Total from Investment Operations	(0.82)	0.38	6.14	(2.54)	0.60
Less Distributions:
Dividends from net investment income	(0.20)	(0.20)	—	(0.01)	—
Distributions from realized capital gains	—	(1.43)	(0.09)	(0.03)	—
Total Distributions	(0.20)	(1.63)	(0.09)	(0.04)	—
Net Asset Value, End of Period	$11.80	$12.82	$14.07	$8.02	$10.60
Total Return	(6.30)%	2.25%	76.69%	(24.08)%	6.00% (3)
Net Assets, End of Period (000s)	$24,524	$22,121	$11,490	$6,240	$1,371
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.23%	1.29%	1.22%	1.50%	4.14% (2)
Net	1.23%	1.29%	1.22%	1.50%	4.14% (2)
Ratio of net investment income (loss) to average net assets (c)	1.99%	1.11%	0.51%	(0.08)%	(3.12)% (2)
Portfolio Turnover	57%	51%	55%	142% (e)	22% (3)

(1)
Commenced Operations on January 30, 2019

(2)
Annualized

(3)
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment companies in which the Fund invests.

(e)
Turnover is higher due to a change in strategy as of January 1, 2020.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust
Pear Tree Funds, (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2023, the Trust had seven separate series (each a “Fund” and collectively the “Funds”), offering shares of beneficial interest, each Fund having its own investment objective and principal strategy.
The current Funds are:
Pear Tree Polaris Small Cap Fund (“Small Cap”), which seeks maximum long-term capital appreciation.
Pear Tree Quality Fund (“Quality”), which seeks long-term growth of capital.
Pear Tree Essex Environmental Opportunities Fund (“Environmental Opportunities”), which seeks long-term growth of capital.
Pear Tree Axiom Emerging Markets World Equity Fund (“Emerging Markets World Equity”), which seeks long-term growth of capital.
Pear Tree Polaris Foreign Value Fund (“Foreign Value”), which seeks long-term capital growth and income.
Pear Tree Polaris Foreign Value Small Cap Fund (“Foreign Value Small Cap”), which seeks long-term capital growth and income.
Pear Tree Polaris International Opportunities Fund (“International Opportunities”), which seeks long-term capital appreciation.
Each of the Funds is a “non-diversified company,” within the meaning of the 1940 Act, other than Environmental Opportunities and Emerging Markets World Equity, each of which is a “diversified company.”
As the Trust is an investment company, each Fund accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.
The Trustees of the Trust (the ‘Trustees”) have authorized each Fund to issue three classes of shares, designated as Ordinary Shares, Institutional Shares and R6 Shares. The three classes differ principally in their respective expense structures and minimum investment requirements. Each class of shares of a Fund represents an interest in the same portfolio of investments of that Fund and has equal rights to voting (except as noted in the following sentence), redemptions, dividends and liquidation. Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders pursuant to Rule 12b-1. There is no 12b-1 distribution plan applicable to Institutional Shares or R6 shares of any Fund. During the period covered by these financial statements, each Fund offered Ordinary Shares and Institutional Shares, and, R6 Shares were offered only by Environmental Opportunities, Emerging Markets World Equity, Foreign Value, Foreign Value Small Cap and International Opportunities.
At times, a Fund’s investments may include investments in industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, especially emerging markets or countries with limited or developing markets, such investments may subject the Fund to a greater degree of risk than similar investments in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund’s investments and income generated by these investments, as well as a Fund’s ability to repatriate such amounts. Information regarding each Fund’s principal investment risks is contained in the Funds’ prospectus. Please refer to the Funds’ prospectus when considering a Fund’s investment risks.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Essex Reorganization
Pear Tree Essex Environmental Opportunities Fund, (the “Successor Fund”) commenced investment operations as a new series of the Trust on September 1, 2021 with three authorized classes: R6 Shares, Ordinary Shares and Institutional Shares. Immediately prior to commencing operations, the Successor Fund had acquired the assets and assumed the liabilities of Essex Environmental Opportunities Fund (the “Predecessor Fund”) in a tax-free reorganization (the “Reorganization”), as set out in an Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Predecessor Fund had offered two classes of shares: Investor Class shares and Institutional Class shares. The Plan of Reorganization was approved by the Predecessor Fund’s Board of Trustees on February 11, 2021, by the Successor Fund’s Trustees on May 19, 2021, and by the Predecessor Fund’s shareholders on August 16, 2021. The Reorganization was effected after the close of business on August 31, 2021. As a result of the Reorganization, the Successor Fund also assumed the performance and accounting history of the Predecessor Fund. Financial information included herein for the dates on or before August 31, 2021 is that of the Predecessor Fund.
As part of the Reorganization, each shareholder of the Predecessor Fund received the same aggregate share net asset value in the corresponding class of the Successor Fund as noted below. No Predecessor Fund shareholder received any R6 Shares of the Successor Fund:
Predecessor Fund			Successor Fund
Class	Aggregate No. of Shares	Aggregate Net Asset Value	Class	Aggregate No. of Shares	Aggregate Net Asset Value
Investor Class	13,094	$263,409	Ordinary Shares	13,094	$263,409
Institutional Class	3,276,149	$66,560,974	Institutional Shares	3,276,149	$66,560,974
			R6 Shares	—	$—
The aggregate amount of net unrealized appreciation of the Predecessor Fund’s investments transferred to the Successor Fund was as of August 31, 2021 $15,797,686.
Each of the Predecessor Fund and Successor Fund has as its investment objective to seek long-term growth of capital.
At the time of the Reorganization the Successor Fund had a fiscal year end of March 31, and the Predecessor Fund’s fiscal year end was August 31. On October 21, 2021, the Successor Fund’s Trustees changed the Successor Fund’s fiscal year end to March 31, to correspond to the fiscal year end applicable to each of the other Pear Tree Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.
Security Valuation
Portfolio securities are valued each business day generally at the last reported sale price on the principal exchange or market on which they are traded. If on a business day there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For securities where no such sales have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the “Valuation Procedures”) established by the Trustees, which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

based upon the exchange rate at the time of valuation. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s net asset value. Because foreign markets may be open at different times than when the New York Stock Exchange is open for regular trading, the value of a Fund’s shares may change on days when Fund shareholders are not able to buy or sell Fund shares. If events materially affecting the values of a Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.
The Funds’ Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input (with Level 1 being the highest level input and Level 3 being the lowest level input) that is significant to the fair value measurement in its entirety.
Changes in valuation techniques may result in transfers in changing an investment’s assigned level within the hierarchy.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each Fund’s net assets as of March 31, 2023:
	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Market Value at March 31, 2023
	Level 1	Level 2	Level 3	Total
Small Cap
Common Stock*	$75,885,577	$—	$—	$75,885,577
Short-Term Investments	2,104,109	—	—	2,104,109
Total	$77,989,686	$—	$—	$77,989,686
Quality
Common Stock*	$151,864,102	$—	$—	$151,864,102
Depositary Receipts	32,292,424	—	—	32,292,424
Short-Term Investments	2,932,032	—	—	2,932,032
Total	$187,088,558	$—	$—	$187,088,558
Environmental Opportunities
Common Stock*	$68,466,718	$—	$—	$68,466,718
Short-Term Investments	4,851,408	—	—	4,851,408
Total	$73,318,126	$—	$—	$73,318,126
Emerging Markets World Equity
Common Stock*	$59,012,249	$850,829	$—	$59,863,078
Depository Receipts	6,514,957	—	—	6,514,957
Mutual Funds	1,751,561	—	—	1,751,561
Preferred Stock	486,108	—	—	486,108
P-Notes	—	786,160	—	786,160
Rights	—	225	—	225
Short Term Investments	28,005	—	—	28,005
Total	$67,792,880	$1,637,214	$—	$69,430,094
Foreign Value
Common Stock*	$3,022,361,381	$22,696,924	$5,294	$3,045,063,599
Warrants	88,461	—	—	88,461
Short-Term Investments	103,882,462	—	—	103,882,462
Total	$3,126,332,304	$22,696,924	$5,294	$3,149,034,522

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Market Value at March 31, 2023
	Level 1	Level 2	Level 3	Total
Foreign Value Small Cap
Common Stock*	$925,116,787	$48,037,977	$—	$973,154,764
Short-Term Investments	19,427,447	—	—	19,427,447
Total	$944,544,234	$48,037,977	$—	$992,582,211
International Opportunities
Common Stock*	$26,711,253	$970,949	$—	$27,682,202
Short-Term Investments	411,380	—	—	411,380
Total	$27,122,633	$970,949	$—	$28,093,582
At March 31, 2023 there were two Level 3 securities held by Emerging Markets World Equity. The aggregate market value of these securities was $0 at March 31, 2023. No Level 3 securities were held in Small Cap, Quality, Environmental Opportunities, Foreign Value Small Cap or International Opportunities Funds. The following is a reconciliation of the Level 3 assets for which unobservable inputs were used to determine fair value for Foreign Value at March 31, 2023.
Foreign Value Common Stock
Balance as of 3/31/2022	$4,995
Realized gain (loss)	—
Changed in unrealized appreciation (depreciation)	299
Purchases	—
Sales	—
Transfer into Level 3	—
Transfer out of Level 3	—
Balance as of 3/31/2023	$5,294

*
Refer to Schedule of Investments for breakout by industry or country.

•
Transfers between Levels are recognized at the end of the reporting period.

•
At March 31, 2023, Emerging Markets transferred $ 851,054 out of Level 1 into Level 2 due to closure of the local market.

•
Small Cap, Quality, Environmental Opportunities, Foreign Value, Foreign Value Small Cap and International Opportunities had no transfers.

*
For each Fund other than Small Cap,Quality and Environmental Opportunities, no common stock was labeled as Level 2 as of March 31, 2023. For Emerging Markets, Foreign Value , Foreign Value Small Cap and International Opportunities, the aggregate market value of common stock labeled as Level 2 consists of the market value of the common stock and rights labeled as Level 2 in the following industries :

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	Emerging Markets World Equity	Foreign Value	Foreign Value Small Cap	International Opportunities
Banks	$1,165,383	$22,696,924	$48,037,977	$548,716
Diversified Financial Services	—	—	—	422,233
Machinery	225	—	—	—
Oil, Gas & Consumable Fuels	116,631	—	—	—
Software	354,975	—	—	—
	$1,637,214	$22,696,924	$48,037,977	$970,949

•
Market value of common stock labeled as Level 3 in Emerging Markets and Foreign Value consists of the market value of the common stock labeled as Level 3 in the following industries :

	Emerging Markets World Equity	Foreign Value
Food & Staples Retailing	$0	$—
Semiconductors & Semiconductor Equipment	0	—
Metals & Mining	—	5,294
	$0	$5,294
No other Fund held common stock labeled as Level 3 as of March 31, 2023.
The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2023;
Common Stock	Fair Value March 31, 2023	Valuation Methodologies	Unobservable Inputs (1)	Range	Impact to Valuation From a Decrease in Input (2)
Emerging Markets	$0	Market Comparable	Comparability Adjustment	100%	Decrease

Foreign Value	$5,294	Market Comparable	Comparability Adjustment	100%	Decrease

(1)
In determining certain of these inputs, management evaluates a variety of factors, including economic conditions, industry and market developments, and company specific developments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from a decrease to the corresponding unobservable input. An increase to the observable input would have the opposite effect.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Guarantees and Indemnifications
In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as, among other things, this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss with respect to these arrangements to be minimal.
Subsequent Events
In preparing these financial statements, the Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financials were issued. There were no events or transactions that occurred during the period that materially impacted the accounts or disclosures in the Funds’ financial statements.
Security Transactions and Related Investment Income
Security transactions are accounted for on the trade date (i.e., the date the order to buy or sell is executed, which may or may not be the settlement date). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain are recorded as reductions of cost of investments and/or as realized gains. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.
Reverse Repurchase Agreements
When a Fund participates in a reverse repurchase transaction, the Funds’ custodian takes possession through the federal book-entry system of those securities of the counterparty collateralizing the counterparty’s obligation under the reverse repurchase transaction. Collateral is marked-to-market daily to confirm that the market value of the underlying assets remains sufficient to cover the counterparty’s obligation to the participating Fund. The Funds may experience costs and delays in liquidating the collateral if the counterparty or the issuer of the collateral defaults or enters into bankruptcy. At March 31, 2023, there were no outstanding Reverse Repurchase Agreements.
Counterparty Credit Risk
Some transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that the counterparty will not perform obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Fund’s investment manager or sub-adviser to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.
The purchase of participatory notes involves risk that is in addition to the risks normally associated with a direct investment in the underlying securities. A participatory note (or “P-Note”) is a type of equity-linked

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

derivative that generally is traded over-the-counter and constitutes general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. A Fund holding a participatory note is subject to the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations or that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.
Foreign Currency Transactions
All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the time of valuation. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
Forward Foreign Currency Contracts
Certain Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values. At March 31, 2023 there were no outstanding Forward Foreign Currency Contracts.
Spot Foreign Currency Contracts
Certain Funds may engage in spot foreign currency contracts. A spot foreign currency contract is an obligation to buy or sell with one currency a specified amount of another currency at the prevailing exchange rate for immediate settlement on the spot date, which is generally T + 2. Although, these transactions are instantaneous and may mitigate unwanted foreign exchange exposure, they are subject to movements in the spot exchange rate (i.e., the prevailing exchange rate at the time of the transaction), which can be unpredictable.
At March 31, 2023, there were no outstanding Spot Foreign Currency Contracts:

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Securities Lending
During the period covered by this report, no Fund lent any of its securities and the Funds currently are not participating in a securities lending program.
Allocations of Trust Expenses
Trust expenses attributable to a specific Fund are allocated in their entirety to that Fund. Trust expenses that are not attributable to a specific Fund are allocated among all Funds in proportion to the respective net assets of the Funds.
A Fund’s expenses allocable to a specific class of shares of that Fund, such as distribution (12b-1) fees and certain transfer agent and fund administration fees, are allocated to that class. Fund expenses that are not attributable to a specific class, which includes management fees and custody expenses, are allocated to all classes in proportion to the respective net assets of the Fund’s classes. (See Note 3.)
Income and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentages of adjusted net assets at the beginning of the day.
Distributions to Shareholders
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur distribution (12b-1) fees while Institutional Shares and R6 Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.
3. Management Fee, Advisory Fees and Other Affiliate Transactions
Management Fees
The Trust has entered into a management agreement (the “Management Agreement”) with Pear Tree Advisors, Inc. (the “Manager”) with respect to each Fund. Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of investment sub-advisers, is paid monthly based on the average daily net asset value of each Fund for the month. The annual stated contractual rate of such fees is 1.00 percent of the average daily total net assets of each of the Funds except for Small Cap, for which there is an annual rate of 0.80 percent of the average daily total net assets and Environmental Opportunities and International Opportunities, for which there is an annual rate of 0.90 percent of the average daily total net assets.
Since March 31, 2017 and most recently extended to July 31, 2023, with respect to Foreign Value and Foreign Value Small Cap, the Manager has agreed to waive a portion of its management fees that it would otherwise receive under the Management Agreement such that the actual aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of each such Fund would be calculated using an annual rate of 0.90 percent of that Fund’s Net Assets, as such term is defined in the Management Agreement. On and before July 31, 2023 this arrangement only may be terminated by the Trustees in their sole discretion.
Since December 1, 2013, and most recently extended to July 31, 2023, the Manager has agreed to waive a portion of its management fee relating to Quality Fund such that the aggregate management fee to be received by the Manager during the waiver period would be determined using (a) an annual rate of 0.75 percent of Quality Fund’s average daily net assets if the Quality Fund’s average daily net assets are up to and including $125 million, and (b) thereafter, an annual rate of 0.50 percent of Quality Fund’s

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

average daily net assets for amounts in excess of  $125 million. On and before July 31, 2023, this arrangement only may be terminated by the Trustees in their sole discretion.
Since March 18, 2016, and most recently extended to July 31, 2023, the Manager has agreed to waive such portion of the management fees that it would otherwise receive under its agreement with the Trust for serving as investment manager to Emerging Markets World Equity Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets World Equity Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets World Equity Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets World Equity Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets World Equity Fund’s net assets are in excess of $600 million. On and before July 31, 2023, this arrangement only may be terminated by the Trustees in their sole discretion.
In addition, under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap to the extent that the total expenses of Small Cap Fund individually exceed 2 percent of average net assets for any fiscal year. Small Cap Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.
For the year ended March 31, 2023, aggregate management fees inclusive of fee waivers from all Funds were $43,956,535, as disclosed on the Statement of Operations.
Since November 15, 2019, and most recently extended to July 31, 2023, the Manager has agreed to reimburse the Emerging Markets Fund R6 Shares and Foreign Value Fund R6 Shares to the extent necessary for the Fund to maintain the total net annual operating expenses for the class to 0.99% and 0.94% respectively. Reimbursed expenses do not include amounts paid to a third party to assist in reclaiming EU tax overpayments made by the Fund. On and before July 31, 2023 this arrangement only may be terminated by the Trustees in their sole discretion.
Since June 1, 2020, and most recently extended to July 31, 2023, the Manager has agreed to reimburse the Pear Tree Quality Fund Institutional Shares to the extent necessary for the Fund to maintain the total net annual operating expenses for the class to 0.79%. On and before July 31, 2023 this arrangement only may be terminated by the Trustees in their sole discretion.
Since September 1, 2021, and most recently extended to July 31, 2023, the Manager has agreed to reimburse the Environmental Opportunities Fund Ordinary Shares to the extent necessary for the Fund to maintain the total net annual operating expenses for the class to 1.24%, Institutional Shares to the extent necessary for the Fund to maintain the total net annual operating expenses for the class to 0.99%, and R6 Shares to the extent necessary for the Fund to maintain the total net annual operating expenses for the class to 0.95% . On and before July 31, 2023 this arrangement only may be terminated by the Trustees in their sole discretion.
Except with respect to Environmental Opportunities, neither the Manager nor any Sub-Adviser may recoup any amount of those fees that have been waived or fund expenses that have been reimbursed by the Manager or any Sub-Adviser.
The Sub-Adviser as investment manager to the predecessor fund to Environmental Opportunities, was entitled to recoup from the predecessor fund for a three-year period certain reimbursed or waived predecessor fund fees and expenses incurred on or before August 31, 2021, the date of the reorganization of the predecessor fund into Environmental Opportunities. In connection with that reorganization, the Manager agreed that the Sub-Adviser may recoup amounts equivalent to the amounts the Sub-Adviser would otherwise have been entitled to recoup from the predecessor fund had the reorganization not occurred, provided that the expenses of Environmental Opportunities do not exceed the limitations set forth in the current fee waiver/expense reimbursement agreement between the Trust and the Manager.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended March 31, 2023, and for the period August 31, 2021 to March 31, 2022, the Sub-Adviser did not recoup from Environmental Opportunities pursuant to its agreement with the Manager any amount. As of March 31, 2023, the Sub-Adviser is entitled to recoup from Environmental Opportunities the following amounts:
Recoupment Permitted through
August 31, 2023	$195,335
August 31, 2024	$145,592
Otherwise, with respect to Environmental Opportunities, neither the Manager nor the Sub-Adviser may recoup any amount of those fees that have been waived or fund expenses that have been reimbursed by the Manager or the Sub-Adviser.
Sub-Advisory Fees
The Manager has entered into sub-advisory contracts with the following sub advisers (collectively the “Sub-Advisers”) to provide investment sub-advisory services to the following Funds: Axiom International Investors, LLC (Emerging Markets World Equity), Chartwell Investment Partners, LLC, (Quality), Essex Investment Management Company, LLC (Environmental Opportunities) and Polaris Capital Management, LLC (Small Cap, Foreign Value, Foreign Value Small Cap and International Opportunities.)
For services rendered, the Manager pays to the Sub-Advisers of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. During the year ended March 31, 2023, the fees paid by the Manager to the Sub-Advisers of the Funds were as follows:
Small Cap	0.25% of the first $100 million and 0.30% of amounts in excess of $100 million but less than $200 million and 0.325% of amounts in excess of $200 million of average daily total net assets
Quality	A fee equal to the flat annual rate of $90,000.
Environmental Opportunities	0.38% of the average daily total net assets
Emerging Markets World Equity	0.35% for the first $100 million and 0.40% of the amounts in excess of $100 million but less than $200 million and 0.45% of amounts in excess of $200 million of average daily total net assets
Foreign Value	0.35% of the first $35 million and 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of assets in excess of $200 million of average daily total net assets

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Value Small Cap	0.35% of the first $35 million and 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of amounts in excess of $200 million of average daily total net assets.
International Opportunities	0.30% of the first $35 million and 0.35% of amounts in excess of $35 million but less than $200 million and 0.45% of amounts in excess of $200 million of average daily total net assets
Since March 31, 2017, and most recently extended through July 31, 2023, the sub-adviser to each of Foreign Value and Foreign Value Small Cap has contractually agreed to waive its sub-advisory fees such that the aggregate sub-advisory fee that the Sub-Adviser would receive during the waiver period would be calculated using the following annual rates:
Foreign Value	0.30% of the first $35 million and 0.35% of amounts in excess of $35 million but less than $200 million and 0.45% of assets in excess of $200 million of average daily total net assets
Foreign Value Small Cap	0.30% of the first $35 million and 0.35% of amounts in excess of $35 million but less than $200 million and 0.45% of assets in excess of $200 million of average daily total net assets.
This sub-advisory fee waiver only may be terminated upon the termination of the corresponding management fee waiver, and the corresponding management fee waiver only may be terminated with the approval of the Trustees.
Distribution Fees, including Fees under 12b-1 Plans
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the”12b-1 Plan”), which allows each Fund to pay certain distribution and shareholder servicing activities relating to Ordinary Shares from Fund assets. The Funds also have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the 12b-1 Plan and the Distribution Agreement, the Distributor receives the distribution (12b-1) fees, that is, 0.25 percent of the average daily net asset value of the Ordinary Shares of the Funds, payable monthly.
Holders of Institutional Shares and R6 Shares pay no portion of the 12b-1 Plan expenses of the Funds applicable to Ordinary Shares, and neither Institutional Shares nor R6 Shares are subject to any other distribution plan adopted pursuant to Rule 12b-1. Holders of Institutional Shares and R6 Shares also are not entitled to vote on matters involving the 12b-1 Plan applicable to Ordinary Shares.
During the year ended March 31, 2023, the aggregate 12b-1 distribution fees of the Funds were $1,916,061, as disclosed on the Statement of Operations.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Transfer Agent Fees
Transfer agent functions are provided to the Funds by Pear Tree Institutional Services, a division of the Manager (the “Transfer Agent”), pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement, provides that with respect to Ordinary Shares and Institutional Shares, base fees are payable to the Transfer Agent at an annual rate of 0.16 percent of the average daily total net asset value of each such class, and with respect to R6 Shares, base fees payable at an annual rate of 0.01 percent of the average daily total net asset value of R6 Shares. The Transfer Agent also is entitled to reimbursement of out-of-pocket expenses.
The Transfer Agent has contractually agreed to waive such portion of the base fees that it would otherwise receive for serving as the transfer agent such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of  .04 percent of that Fund’s net assets attributable to Institutional Shares, these waivers are effective as follows:
 March 31, 2017 through July 31, 2023 for Small Cap, Foreign Value, and Foreign Value Small Cap.
 June 1, 2017 through July 31, 2023 for Quality and Emerging Markets World Equity.
 January 1, 2019 through July 31, 2023 for International Opportunities.
 September 1, 2021 through July 31, 2023 for Environmental Opportunities.
On and before July 31, 2023, these arrangements only may be terminated by the Trustees in their sole discretion.
During the year ended March 31, 2023, the aggregate transfer agent fees, inclusive of fee waivers, from all Funds were $2,703,944, as disclosed on the Statement of Operations.
Fund Administration Fees
Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the year ended March 31, 2023, the aggregate amount of fees paid by all Funds pursuant to this agreement was $1,518,869, as disclosed on the Statement of Operations.
The Trustees have approved reimbursement to the Manager for a percentage of the compensation (including benefits) paid by the Manager to the Trust’s Chief Compliance Officer. For the year ended March 31, 2023, the Trust reimbursed the Manager a portion of the Chief Compliance Officer’s compensation in the aggregate amount of $264,216.
Custody and Fund Accounting
UMB Fund Services, LLC serves as a fund administrator to each Fund. UMB Bank, n.a. serves as the custodian of each Fund’s assets.
To the knowledge of the Trust, neither is affiliated with the Manager, any Sub-Adviser, or the Distributor. Custody credits generated by interest earned on un-invested cash balances maintained by the Funds are used to offset custodial expenses of the Funds. For the year ended March 31, 2023, there were no custody credits.
Trustees’ Fees
For the year ended March 31, 2023, each Trustee who was not an “interested person” of the Trust, (each, an “Independent Trustee”, as that term is defined in the 1940 Act) received a fee for serving in that role in the aggregate amount of $50,000, and each of the Chairman of the Audit Committee and the Lead Independent Trustee received additional fees for such period in the aggregate amount of  $3,000. All fees paid to the

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Trustees were allocated among the Funds in proportion to their respective net assets. Compensation for the services of the Trustee who was an interested person of the Trust during that period was paid by the Manager.
4. Purchases and Sales
During the year ended March 31, 2023, purchases of investment securities other than U.S. Government obligations and short-term investments, by Small Cap, Quality, Environmental Opportunities, Emerging Markets, Foreign Value, Foreign Value Small Cap, and International Opportunities, were $23,245,451, $59,269,951, $26,930,201, $87,558,804, $503,797,694, $173,003,506, and $17,262,094, respectively. Sales of such securities for the Funds were $25,320,177, $64,908,465, $19,908,745, $94,681,333, $1,236,439,297, $207,168,942, and $13,006,855, respectively.
5. Contingent Liability
The Trust maintains a joint fidelity bond with the Funds’ Transfer Agent through ICI Mutual Insurance Company (“ICI Mutual”). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds committed $54,174 in cash (i.e., “reserve premium”) to ICI Mutual, with each Fund’s pro rata portion recorded as an asset. Such reserve premium is held by ICI Mutual (and is returnable to the Funds under specified circumstances).
6. Concentration of Risk
The relatively large investments of Emerging Markets, and from time to time, Foreign Value, Foreign Value Small Cap, and International Opportunities, in countries with limited or developing capital markets may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of each Fund’s investments and the income they generate, as well as each Fund’s ability to repatriate such amounts.
7. Federal Income Taxes
It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore, no Federal income tax provision is required.
The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Certain Funds had capital loss carryovers at March 31, 2023. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.
	March 31, 2023
	Capital Loss Carry Forward due to Merger Subject to Limitation	Capital Loss Short Term No Expiration Short Term	Capital Loss Long Term No Expiration Long Term	Total Capital Loss
Small Cap	$—	$(650,368)	$(315,658)	$(966,026)
Quality	—	—	—	—
Environmental Opportunities	—	(4,357,117)	(970,435)	(5,327,552)
Emerging Markets World Equity	(23,094,371)	(14,781,336)	(220,579)	(38,096,286)
Foreign Value	—	(151,444,436)	(197,977,605)	(349,422,041)
Foreign Value Small Cap	—	(27,787,165)	(55,775,636)	(83,562,801)
International Opportunities	—	(1,072,392)	—	(1,072,392)
Emerging Markets World Equity Fund’s acquired losses are subject to an annual Section 382 limit of $766,783.
Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities. Management has analyzed each Fund’s tax positions, and it has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2020-2022, or expected to be taken in the Fund’s 2023 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits with respect to any Fund will change materially in the next twelve months.
The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts (“REITS”), mark-to-market valuation on passive foreign investment companies (“PFICS”) held and foreign capital gains taxes accrued. The net tax appreciation/(depreciation) in the table below includes unrealized tax gain/(loss) on foreign currency and investments.
	March 31, 2023
Portfolio	Org Cost	Undistributed Ordinary Income	Undistributed Capital Gains	Late Year Ordinary and Post October Capital Loss Deferrals	Capital Loss Carryover	Net Tax Appreciation/ (Depreciation)	Total
Small Cap	$—	$697,958	$—	$—	$(966,026)	$16,732,600	$16,464,532
Quality	—	730,641	4,185,685	—	—	22,654,887	27,571,213
Environmental Opportunities	—	—	—	—	(5,327,552)	(1,795,109)	(7,122,661)
Emerging Markets World Equity	—	359,388	—	—	(38,096,286)	641,696	(37,095,202)
Foreign Value	—	81,524,478	—	—	(349,422,041)	249,536,597	(18,360,966)
Foreign Value Small Cap	—	7,221,451	—	—	(83,562,801)	(5,789,500)	(82,130,850)
International Opportunities	(31,313)	59,286	—	—	(1,072,392)	2,912,736	1,868,317

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2023, the tax composition of dividends was as follows:
Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return Of Capital
Small Cap	$346,245	$6,782,072	$—
Quality	1,054,530	21,110,522	—
Environmental Opportunities	3,719	—	—
Emerging Markets World Equity	—	—	—
Foreign Value	72,985,010	—	—
Foreign Value Small Cap	49,234,069	—	—
International Opportunities	424,982	—	—
At March 31, 2022 the tax composition of dividends was as follows:
Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return Of Capital
Small Cap	$2,564,170	$4,586,899	$—
Quality	4,345,346	17,486,530	—
Environmental Opportunities	842,460	3,574,481	—
Emerging Markets World Equity	1,562,187	7,287,054	—
Foreign Value	68,265,639	—	—
Foreign Value Small Cap	15,709,203	15,641,635	—
International Opportunities	2,069,943	708,736	—
As of March 31, 2023, the following funds had qualified late-year ordinary losses, which are deferred until fiscal year 2024 for tax purposes.
Portfolio	Late-Year Ordinary Losses
Small Cap	$—
Quality	—
Environmental Opportunities	—
Emerging Markets World Equity	—
Foreign Value	—
Foreign Value Small Cap	—
International Opportunities	—

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

As of March 31, 2023, the following funds had post-October capital losses which are deferred until April 1, 2023 for tax purposes.
Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.
Portfolio	Post-October Capital Losses
Small Cap	$—
Quality	—
Environmental Opportunities	—
Emerging Markets World Equity	—
Foreign Value	—
Foreign Value Small Cap	—
International Opportunities	—
Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on a Fund’s net assets or a Fund’s net asset value per share. For the year ended March 31, 2023, permanent differences in book and tax accounting have been reclassified to shares of beneficial interest and distributable earnings for the Small Cap, Quality, Environmental Opportunities, Emerging Markets World Equity, Foreign Value, Foreign Value Small Cap, and International Opportunities Funds for $0, $0, $188,179, $0, $0, $0, and $0, respectively.
Permanent differences primarily relate to net operating losses, return of capital distributions by real estate investment trusts (REITs) and non-REIT securities, foreign currency reclasses, adjustments for sale of shares in passive foreign investment corporations (PFICs), re-designations of distributions and foreign capital gains tax reclass.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Federal Tax Information (unaudited)
Designation Requirements at March 31, 2023
Qualified Dividend Income Percentage
Small Cap	100.00%
Quality	100.00%
Essex Environmental Opportunities	0.00%
Emerging Markets World Equity	0.00%
Foreign Value	100.00%
Foreign Value Small Cap	100.00%
International Opportunities	100.00%
The Funds may elect under section 853 of the Internal Revenue Code to pass through foreign tax credit to its shareholders for the year ended March 31, 2023.
The total amount of foreign taxes that is expected to pass through to shareholders and the respective foreign source income are as follows:
	Foreign Tax Credit	Foreign Source Income
Emerging Market World Equity	$230,819	$1,964,970
Foreign Value	10,738,230	92,213,059
Foreign Value Small Cap	3,314,678	28,396,605
International Opportunities	87,623	538,144

PEAR TREE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of the Pear Tree Funds
Lincoln, Massachusetts 01773
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Pear Tree Polaris Small Cap Fund, Pear Tree Quality Fund, Pear Tree Essex Environmental Opportunities Fund, Pear Tree Axiom Emerging Markets World Equity Fund, Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund, and Pear Tree Polaris International Opportunities Fund (the “Funds”), each a series of the Pear Tree Funds (the “Trust”), including the schedules of investments, as of March 31, 2023, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2023, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds constituting Pear Tree Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Pear Tree Polaris Small Cap Fund, Pear Tree Quality Fund, Pear Tree Axiom Emerging Markets World Equity Fund, Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund	For the year ended March 31, 2023	For each of the two years in the period ended March 31, 2023	For each of the five years in the period ended March 31, 2023
Pear Tree Polaris International Opportunities Fund	For the year ended March 31, 2023	For each of the two years in the period ended March 31, 2023	For each of the three years in the period ended March 31, 2023 and the period January 30, 2019 (commencement of operations) through March 31, 2019
Pear Tree Essex Environmental Opportunities Fund	For the year ended March 31, 2023	For the year ended August 31, 2021, 7 months period ending March 31, 2022 and the year ended March 31, 2023	For the year ended August 31, 2021, 7 months period ending March 31, 2022 and the year ended March 31, 2023
The financial highlights for each of the two years in the period ended August 31, 2020 have been audited by other auditors, whose report dated October 30, 2020 expressed unqualified opinion on such statement of changes in net assets and financial highlights.

PEAR TREE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM (continued)

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 26, 2023

PEAR TREE FUNDS

INFORMATION FOR SHAREHOLDERS

Quarterly Portfolio Disclosure
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT (and formerly Forms N-Q) are available on the SEC’s website at www.sec.gov. For a complete list of a fund’s portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Pear Tree Funds’ web site at www.peartreefunds.com.
Portfolio Proxy Voting Policies and Information
Information on the Funds’ proxy voting policies and on how the Pear Tree Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2022 is available without charge online at www.peartreefunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.
Household Delivery of Fund Documents
With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund’s transfer agent, by phone or in writing (see “For Account Information”). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited)

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held. Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.
Messrs. Bulbrook, Dunlap and Marshall are members of the Funds’ Audit Committee. Mr. Marshall is the Chair of the Audit Committee. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds’ web site at www.peartreefunds.com or call shareholder services at 1-800-326-2151.
Trustees who are not Interested Persons of the Trust
The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.
Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee in Public Companies
John M. Bulbrook (Born: July 1942)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (d/b/a Bulbrook/Drislane Brokerage) (distributor of financial products, including insurance) (1984–Present)	7	None
William H. Dunlap (Born: March 1951)	Trustee	Indefinite Term (October 2006 to present)	President, New Hampshire Historical Society, (Feb. 2010–Present); Principal, William H. Dunlap & Company (consulting firm) (2005– Present); Director, Merrimack County Savings Bank (2005–March 2023); Trustee, New Hampshire Mutual Bancorp (2013– March 2023)	7	None

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee in Public Companies
Clinton S. Marshall (Born: May 1957)	Trustee	Indefinite Term (April 2003 to present)	Principal, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998–Present); CFO, Fore River Company (2002–Present)	7	None

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Trustees and Officers who are Interested Persons of the Trust
The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.
Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Willard L. Umphrey* (Born: July 1941)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	7
U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC; Unidine Corporation; USB Corporation; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundchek Laboratories

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Leon Okurowski (Born: December 1942)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.	N/A
Everest USB Canadian Storage, Inc.; Pear Tree Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundchek Laboratories

Deborah A. Kessinger (Born: May 1963)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)
Senior Counsel (since 9/2004), President (since 8/2007) and Chief Compliance Officer (since 12/2005), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.; Compliance Consultant, Broadridge Financial Solutions (formerly Forefield, Inc.) (software provider) (2007 to 2016)
				N/A	None

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Diane Hunt (Born: February 1962)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None
Thomas Buckley (Born: April 1985)	Clerk	(July 2018 to Present)	Legal Product Manager, Pear Tree Advisors, Inc.; Compliance Officer, Cantella & Co., Inc. (2/2018 – 7/2018); Compliance and Operations Associate, Arthur W. Wood Company (6/2016 –2/2018)	N/A	None
John Hunt (Born: July 1958)	Assistant Clerk	(February 2016 to Present)	Partner, Sullivan & Worcester LLP (4/2016 to present)	N/A	None

•
Trustee has been determined to be an “Interested Trustee” by virtue of, among other things, affiliation with one or more of the Funds’ investment advisor, Pear Tree Advisors, Inc., and the Funds’ distributor, U.S. Boston Capital Corporation.

PEAR TREE FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (the “Liquidity Program”) established by Pear Tree Funds in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Trustees have appointed the Trust’s Assistant Treasurer to serve as Administrator of the Liquidity Program, subject to the oversight of the Trustees. Each Fund’s sub-adviser (a “Sub-Adviser”) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the Liquidity Program, subject to the supervision of the Administrator and the Trustees.
The Administrator, among other things, (a) reviews the day-to-day operations of the Liquidity Program, (b) periodically reviews and approves liquidity classifications, (c) reviews periodic testing and determinations, as applicable, and (d) reviews other Liquidity Program related material. The Administrator also conducts periodic quantitative and qualitative assessments of each Sub-Adviser to monitor investment performance issues, risks and trends, including potential liquidity and valuation issues. In performing her functions, the Administrator relies on AbelNoser to provide certain data and other services. AbelNoser is not an affiliate of the Administrator, the Trust, the Fund’s investment manager or any Sub-Adviser.
At a meeting held on February 15, 2023, the Administrator provided to the Trustees a written report that addressed the Administrator’s assessment of the adequacy and effectiveness of the implementation and operation of the Liquidity Program and any material changes to the Liquidity Program. The report, which covered the period January 1, 2022 through December 31, 2022, included the Administrator’s assessment of important aspects of the Liquidity Program. The report also would have covered material liquidity matters that occurred or were reported during this period applicable to a Fund, had any occurred, and the Administrator’s actions to address such matters.
Operation and Effectiveness
Based on the review and assessment conducted by the Administrator, the Administrator determined that the Liquidity Program was operating as designed, that is, in a manner that is adequate and effective at assessing the liquidity risk of each Fund, and that none of the Funds experienced a liquidity problem, notwithstanding the recent market volatility. In addition, the Administrator had recommended that the “highly liquid investment minimum” and the “illiquid percentage” for each Fund remain unchanged, that is, at 40 percent and 15 percent , respectively.

PEAR TREE FUNDS

SERVICE PROVIDERS

Manager	Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Subadvisers
Axiom Investors LLC, 33 Benedict Place, Greenwich, CT 06830
Chartwell Investment Partners LLC, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312
Essex Investment Management Company, LLC, 125 High Street, Boston, MA 02110
Polaris Capital Management, LLC, 121 High Street, Boston, MA 02110

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Custodian	UMB Bank n.a., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106
Fund Accountant	UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212
Transfer Agent	Pear Tree Institutional Services, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900 Philadelphia, PA 19102
Legal Counsel	Sullivan & Worcester LLP, One Post Office Square Boston, MA 02109
For Account Information	For Pear Tree Funds information, contact your financial adviser or, if you receive account statements directly from Pear Tree Funds, you can also call 1-800-326-2151. Telephone representatives are available from 8:30 a.m. to 4:30 p.m. Eastern Time. Or visit our website, www.peartreefunds.com

55 Old Bedford Road
Suite 202
Lincoln MA 01773
Address Service Requested
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© 2023 U.S. Boston Capital Corporation
Distributor of the Pear Tree Funds
Member, FINRA/SIPC

ITEM 1. (b)	Not applicable for report period.

ITEM 2.	Code of Ethics

(a)	As of the end of the period covered by this Form N-CSR, Pear Tree Funds has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)(1)	One copy of the Code of Ethics is being filed under Item 12(a) hereto.

(f)(3)	The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-326-2151.

ITEM 3.	Audit Committee Financial Expert

Pear Tree Fund’s Trustees have determined that Mr. Clinton S. Marshall is an “audit committee financial expert,” as defined in Item 3(b) of Form N-CSR. Mr. Marshall is “independent” under the standards set forth in Item 3(a)(2) of Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

(a) - (d)          The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant’s principal accountant, Tait, Weller and Baker, LLP (“Tait Weller”).

		FY 2022	FY 2023
Audit Fees*	Tait Weller	$158,200	$159,500
Audit-Related Fees**	Tait Weller	$0	$0
Tax Fees***	Tait Weller	$24,600	$24,800
All Other Fees****	Tait Weller	$0	$0

* “Audit Fees” are fees associated with professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

** “Audit-Related Fees” are fees associated with assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under “Audit Fees.”

*** “Tax Fees” are fees associated with professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Included with general tax compliance, advice and planning provided by Tait Weller to Pear Tree Funds was a review of Pear Tree Funds’ federal tax filings.

**** “All Other Fees” are fees associated with products and services provided by the principal accountant, other than the services reported as “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

(e)(1)	To the extent required by applicable law, pre-approval by the Audit Committee of the Trustees is needed for:

(i)  All audit and permissible non-audit services rendered to the Pear Tree Funds; and

(ii)  All permissible non-audit services rendered to Pear Tree Advisors, Inc. if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis.

The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and the related fees to the Chairman of the Audit Committee. Any such member’s decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

(e)(2)	No services in the past two fiscal years of the registrant were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	The following chart shows the aggregate non-audit fees billed by Tait Weller for services rendered to the registrant and the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for each of the last two fiscal years of the registrant.

		2022	2023
Fees	Tait Weller	$41,200	$41,200

(h)	Not applicable.

ITEM 5.	Audit Committee of Listed Registrants

Not applicable.

ITEM 6.	Investments

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

ITEM 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

ITEM 11.	Controls and Procedures

(a)     The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(c)	There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13.	Exhibits

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b)	Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Pear Tree Funds

By:	/s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: June 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: June 7, 2023

By:	/s/ Leon Okurowski
Leon Okurowski, Treasurer

Date: June 7, 2023